UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LITE STRATEGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

December 30, 2025

To the Stockholders of Lite Strategy, Inc.:

You are cordially invited to attend the annual meeting of the Stockholders of Lite Strategy, Inc., a Delaware corporation (Annual Meeting). The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live webcast. Stockholders will be able to attend the Annual Meeting remotely, vote and submit questions during the annual meeting by registering at https://meetnow.global/MGMFQR2 and entering their control number. The virtual meeting format allows attendance from any location in the world.

The Annual Meeting will be held at 9:00 a.m. (Pacific Time), on Thursday, February 12, 2026, unless postponed or adjourned to a later date. I look forward to the opportunity to virtually meet with our stockholders.

At the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and the Proxy Statement and report on Lite Strategy’s business. Stockholders will also have an opportunity to ask questions.

On behalf of our employees and Board of Directors, I would like to express our appreciation for our stockholders' continued interest in Lite Strategy, Inc.

Sincerely,

Frederick W. Driscoll

Chair of the Board

Lite Strategy, Inc.

This Proxy Statement is dated December 30, 2025 and is first being mailed or made available to the stockholders of Lite Strategy, Inc. on or about December 30, 2025.

LITE STRATEGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 12, 2026

To the Stockholders of Lite Strategy, Inc.:

On behalf of the Board of Directors of Lite Strategy, Inc., a Delaware corporation (Lite Strategy), Lite Strategy is pleased to deliver the accompanying Proxy Statement in connection with the annual meeting of stockholders of Lite Strategy. This year’s annual meeting will be a virtual meeting of stockholders, which will be conducted solely online via live webcast. Lite Strategy stockholders will be able to attend and participate in the annual meeting online, vote their shares electronically and submit questions prior to and during the annual meeting by first registering at https://meetnow.global/MGMFQR2 and entering their control number. The virtual meeting format allows attendance from any location in the world. You are cordially invited to attend the annual meeting, which will be held for the following purposes:

1.
To elect two directors to our Board of Directors, to serve until the expiration of their terms in fiscal year 2029 and until their successor is elected and qualified;
2.
To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement;
3.
To ratify the appointment of CBIZ CPAs, an independent registered public accounting firm, as our independent auditors for the fiscal year ending June 30, 2026;
4.
To approve the Lite Strategy, Inc.'s 2026 Omnibus Equity Compensation Plan (the 2026 Equity Plan); and
5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals are described in more detail in this Proxy Statement, which Lite Strategy encourages you to read carefully and in its entirety before voting.

This year, we are again using the Securities and Exchange Commission’s Notice and Access model (Notice and Access), which allows us to deliver proxy materials via the Internet. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about December 30, 2025, we mailed stockholders of record a Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials electronically.

The close of business on December 15, 2025, has been fixed as the record date for determining those holders of Lite Strategy common stock entitled to receive notice of and vote at the annual meeting. Accordingly, only record holders of Lite Strategy common stock at the close of business on that date are entitled to notice of and to vote at the annual meeting and at any adjournments or postponements thereof.

All holders of Lite Strategy common stock are cordially invited to attend the annual meeting virtually via live webcast. You may revoke your proxy in the manner described in this Proxy Statement at any time before it is voted at the annual meeting.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be Held on February 12, 2026: Lite Strategy’s Proxy Statement, 2025 Form 10-K and Form of Proxy Card are also available at http://www.edocumentview.com/LITS.

Your vote is important regardless of the number of shares of common stock you own. Whether or not you expect to attend the annual meeting, please submit your proxy by Internet, telephone or mail following the instructions found on your Notice of Internet Availability of Proxy Materials or proxy card so that your shares of common stock may be represented and voted at the annual meeting.

By order of the Board of Directors,

Justin J. File

Chief Executive Officer, Chief Financial Officer and Secretary

Lite Strategy, Inc.

December 30, 2025

LITE STRATEGY PROXY STATEMENT TABLE OF CONTENTS

i

LITE STRATEGY, INC.

9920 Pacific Heights Blvd., Suite 150

San Diego, CA 92121

THE ANNUAL MEETING OF LITE STRATEGY STOCKHOLDERS

To Be Held via Live Webcast on February 12, 2026, at 9:00 a.m. (Pacific Time)

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting

To Be Held on February 12, 2026

This Proxy Statement and our Annual Report on Form 10-K (Annual Report) to security holders for the fiscal year ended June 30, 2025, are available at http://www.edocumentview.com/LITS.

Information Concerning Solicitation and Voting

In this Proxy Statement, “Lite Strategy”, “the Company”, “we”, “us”, and “our” refer to Lite Strategy, Inc., unless the context otherwise provides.

General

We are furnishing this Proxy Statement to holders of our common stock in connection with the solicitation of proxies by our board of directors (the Board) for use at our annual meeting of stockholders (the Annual Meeting) to be held on February 12, 2026 and at any adjournment or postponement thereof. Pursuant to rules adopted by the Securities and Exchange Commission (SEC), we are using the Internet as the primary means of furnishing proxy materials to our stockholders. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders. The Notice contains instructions on how to access the proxy materials and vote your shares of common stock over the Internet. The Notice also contains instructions on how to request a printed copy of the proxy materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Date, Time, Place and Voting Instructions

The Annual Meeting will be conducted completely virtually via live webcast. Stockholders will be able to attend the Annual Meeting remotely, vote and submit questions prior to and during the Annual Meeting by first registering at https://meetnow.global/MGMFQR2 and entering their control number. The virtual meeting format allows attendance from any location in the world.

Stockholders are entitled to participate in the Annual Meeting only if they were stockholders of Lite Strategy as of the close of business on December 15, 2025, or if they hold a valid proxy for the Annual Meeting. Stockholders will be able to attend the Annual Meeting online and submit questions prior to and during the meeting by first registering at https://meetnow.global/MGMFQR2. Stockholders also will be able to vote their shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, stockholders will need to review the information included on their proxy card or on the instructions that accompanied the proxy materials.

If a stockholder holds shares through an intermediary, such as a bank or broker, they must register in advance using the instructions below.

The online meeting will begin promptly at 9:00 a.m., Pacific Time. We encourage stockholders to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

Registered stockholders (i.e., whose shares are held through our transfer agent, Computershare) need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the proxy card.

To register to attend the Annual Meeting online by webcast, stockholders must submit proof of their proxy power (legal proxy) reflecting their Lite Strategy holdings along with their name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 8:59 p.m., Pacific Time, on February 10, 2026. Stockholders will receive a confirmation of their registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:	Forward the email from your broker, or attach an image of your legal proxy to legalproxy@Computershare.com.

Purposes of the Lite Strategy Annual Meeting

The purposes of the Annual Meeting are:

(1)
To elect two directors to our Board, to serve until the expiration of their terms in fiscal year 2029 and until their successor is elected and qualified;
(2)
To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement;
(3)
To ratify the appointment of CBIZ CPAs as Lite Strategy’s independent registered public accounting firm for the fiscal year ending June 30, 2026;
(4)
To approve the Lite Strategy, Inc.'s 2026 Omnibus Equity Compensation Plan (the 2026 Equity Plan); and
(5)
To conduct such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof.

Record Date; Shares of Common Stock Outstanding and Entitled to Vote

We have fixed the close of business on December 15, 2025 (the Record Date) as the record date for determination of the holders of our common stock entitled to notice of and to attend and vote at the Annual Meeting or any adjournment or postponement thereof. There were approximately 305 holders of record of our common stock at the close of business on the Record Date. At the close of business on the Record Date, 36,769,677 shares of our common stock were issued and outstanding. Each share of common stock entitles the holder thereof to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. See the section titled, “Security Ownership of Certain Beneficial Owners and Management of Lite Strategy” in this Proxy Statement for information regarding persons known to our management to be the beneficial owners of more than 5% of the outstanding shares of our common stock.

Voting and Revocation of Proxies

The proxy accompanying this Proxy Statement is solicited on behalf of the Board for use at the Annual Meeting.

If you are a stockholder of record of Lite Strategy as of the Record Date, you may vote via the Internet during the Annual Meeting or, prior to the Annual Meeting, via the Internet by following the instructions provided in the proxy card, via telephone by calling the toll-free number found on the proxy card or by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

Prior to the meeting:

•
To vote on the Internet, go to the website indicated on your proxy card to complete an electronic proxy card. You will be asked to provide Lite Strategy’s number and a control number from the enclosed proxy card. Your vote must be received by 8:59 p.m., Pacific Time, on February 11, 2026 to be counted.
•
To vote over the telephone, dial the toll-free number on your proxy card or voting instruction form using a touch-tone phone and follow the recorded instructions. You will be asked to provide Lite Strategy’s number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on February 11, 2026 to be counted.
•
To vote using the proxy card, simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy card from the institution that holds your shares and follow the instructions included on that proxy card regarding how to instruct your broker to vote your Lite Strategy shares. If you do not give instructions to your broker, your broker can vote your Lite Strategy shares with respect to “discretionary” items but not with respect to “non-discretionary” items. The proposals relating to the election of directors (Proposal No. 1), the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 2) and the approval of the 2026 Equity Plan (Proposal No. 4) are non-discretionary items. On non-discretionary items, for which you do not give your broker instructions, your broker will not vote your shares on such proposals and, accordingly, the shares will be treated as broker non-votes.

All properly executed proxies that are not revoked will be voted at the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with the instructions contained in the proxy. If a holder of our common stock executes and returns a proxy and does not specify otherwise, the shares represented by that proxy will be voted “FOR” Proposal No. 1 electing the two nominees to our Board; "FOR" Proposal No. 2 to approve, on an advisory basis, the compensation paid to Lite Strategy’s named executive officers; “FOR” Proposal No.3 ratifying the appointment of CBIZ CPAs (CBIZ) as our independent registered public accounting firm for the fiscal year ending June 30, 2026; and "FOR" Proposal No. 4 approving our 2026 Equity Plan.

Our stockholders of record may change their votes at any time before their proxy is voted at the Annual Meeting in one of three ways. First, a stockholder of record can send a written notice to the Secretary of Lite Strategy stating that the stockholder would like to revoke its proxy. Second, a stockholder of record can submit new proxy instructions either on a new proxy card, by telephone or via the Internet. Third, a stockholder of record can attend the Annual Meeting and vote via the Internet. Attendance alone will not revoke a proxy. If a stockholder of record has instructed a broker to vote its shares of common stock, the stockholder must follow directions received from its broker to change those instructions.

Quorum and Vote of Lite Strategy Stockholders Required

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of one-third of the voting power of the shares of the common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum. If a quorum is not present at the Annual Meeting, we expect that the meeting would be adjourned or postponed to solicit additional proxies. Abstentions and broker non-votes will be counted towards a quorum.

For Proposal No. 1, the affirmative vote of a plurality of the votes cast is required to elect a director when a quorum is present. “Votes cast” excludes abstentions and any broker non-votes. Accordingly, abstentions and broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) will have no effect on the election of directors.

For Proposals No. 2, 3 and 4, the affirmative vote of a majority of votes cast on this proposal will be required for approval. For determining the number of votes cast with respect to the voting matter, only those cast "for" or "against" are included. Broker non-votes and abstentions will have no effect.

At the Record Date, the directors and executive officers of Lite Strategy owned less than 1% of the outstanding shares of Lite Strategy common stock entitled to vote at the Annual Meeting.

Solicitation of Proxies

In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies from our stockholders by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of solicitation materials to the beneficial owners of our common stock. We will pay the cost of soliciting proxies, including reimbursing applicable brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

The Board has nominated each of Justin J. File and Joshua Riezman to serve as a director for a term expiring at the annual meeting of stockholders to be held in fiscal 2029 and until his successor has been elected and qualified. Each nominee has consented to be named herein and to serve if elected. We do not know of anything that would preclude either nominee from serving if elected. If either nominee became unable to stand for election as a director at the Annual Meeting as a result of an event not anticipated by the Board, the proxy may be voted for a substitute designated by the Board. The identity and a brief biography of each nominee is set forth below. Messrs. File and Riezman are not considered independent within the meaning of Nasdaq Capital Market's director independence listing standards.

Our amended and restated certificate of incorporation and sixth amended and restated by-laws (the Bylaws) provide that the authorized number of directors shall be determined by a resolution of the Board, but shall be between two and nine. Under our amended and restated certificate of incorporation and Bylaws, our Board is divided into three classes, with the classes serving three-year staggered terms. Each class contains, as near as possible, one-third of the whole number of directors with members of each class holding office for a three-year term. There are currently two directors whose terms expire at the Annual Meeting.

Each of Justin J. File and Joshua Riezman are members of the class of directors whose terms expire at the Annual Meeting.

Business Experience of Nominees

Justin J. File, age 55, Director, Chief Executive Officer, Chief Financial Officer and Secretary

Mr. File was appointed Chief Executive Officer and member of the Board on November 14, 2025. Prior to that, he was appointed Acting Chief Executive Officer on August 1, 2024, Chief Financial Officer and Secretary in August 2023. Mr. File has over 30 years of experience in accounting and finance, working in both public and private companies. He has a diverse range of experience, having worked in various industries, including the life sciences industry for the past 17 years. From 2015 to 2023, Mr. File was the Chief Financial Officer of Evofem Biosciences, Inc., a women’s health company that developed and commercialized Phexxi®, a nonhormonal contraceptive for women. While at Evofem, he helped bring the company public through a reverse merger and was responsible for overseeing corporate finance and accounting, information technology and investor relations. Previously, Mr. File provided executive financial and accounting oversight consulting services to biotechnology companies and before that led accounting operations and reporting at Sequenom, Inc., a molecular diagnostic company. He additionally served as Treasurer of Sequenom’s diagnostic subsidiary. Before working in the life sciences industry, Mr. File worked for approximately ten years in public accounting, primarily with Arthur Andersen LLP. Mr. File graduated from Central Washington University with a Bachelor of Science in Accounting and Business Administration. He is a Certified Public Accountant (inactive).

Joshua Riezman, age 42, Director

Mr. Riezman was appointed as a director of Lite Strategy on August 5, 2025 pursuant to a Side Letter with GSR Strategies LLC (GSR) entered into in connection with the private investment in public equity (PIPE) on July 22, 2025. Mr. Riezman currently serves as Chief Legal and Strategy Officer at GSR, a global digital asset trading and investment firm. He leads business strategy and regulatory initiatives, while also overseeing the firm’s legal and compliance functions. Prior to GSR, Mr. Riezman was Assistant General Counsel – Head of Product and Regulatory Legal at Circle, a global digital currency fintech firm, where he led the product and regulatory legal function and advised on complex global financial regulatory matters. Before Circle, he served as Director and Counsel – Head of Prime Services and Clearing Legal (Americas) at Société Générale and previously held legal roles at Deutsche Bank and Teigland-Hunt LLP, with expertise in trading, clearing and custody in the securities, commodities and derivatives markets. Mr. Riezman received his J.D. from Fordham University School of Law, where he served as Senior Articles Editor for the Environmental Law Review and earned his B.A. in International Affairs from The George Washington University.

VOTE REQUIRED

Assuming a quorum is met, a nominee for director must receive a plurality of the votes cast by holders of the shares of common stock represented in person or by proxy at the Annual Meeting to be elected as a director. Votes may be cast in favor or withheld. Votes that are withheld and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will have no effect on the election of the director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF JUSTIN J. FILE AND JOSHUA RIEZMAN AS A DIRECTOR OF LITE STRATEGY, INC.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors

Set forth below are the names, ages as of December 30, 2025, and certain biographical information, regarding our directors.

Name	Age	Positions Held	Expiration of Term
Justin J. File	55	CEO, CFO, Secretary and Director	Fiscal 2026 Annual Meeting of Stockholders
Joshua Riezman	42	Director	Fiscal 2026 Annual Meeting of Stockholders
James Flynn	45	Director	Fiscal 2027 Annual Meeting of Stockholders
Charles B. Lee	48	Director	Fiscal 2027 Annual Meeting of Stockholders
Nicholas R. Glover, Ph.D.	57	Director	Fiscal 2028 Annual Meeting of Stockholders
Frederick W. Driscoll	75	Director	Fiscal 2028 Annual Meeting of Stockholders

James Flynn, age 45, Director

Mr. Flynn has been a director of Lite Strategy since October 2023. Mr. Flynn is currently a Managing Member and Portfolio Manager of Nerium Capital LLC, an investment adviser he founded in 2021. Mr. Flynn also currently serves on the board of directors of Synlogic, Inc. (NASDAQ: SYBX), a biopharmaceutical company with a focus on rare metabolic disorders and RiceBran Technologies, an innovative specialty ingredients company, both since 2024. Previously, Mr. Flynn served on the board of directors of ARCA Biopharma (NASDAQ: ABIO), a clinical stage biopharmaceutical company, and Axiom Health, Inc. (Axiom), a provider of software and big data solutions to the healthcare industry. He also served as an advisor to Axiom since August 2002. Prior to that, Mr. Flynn worked in various investment management roles at Aptigon Capital (a division of Citadel LLC), Amici Capital, LLC and Putnam Investments LLC. Mr. Flynn earned a S.B. degree in Management Science with a concentration in Finance and a minor in Economic Science from the Massachusetts Institute of Technology. Mr. Flynn is a Chartered Financial Analyst (CFA) charterholder.

Charles B. Lee, age 48, Director

Mr. Lee was appointed as a director of Lite Strategy on July 22, 2025. Mr. Lee also currently serves on the board of BTCS, Inc (NASDAQ: BTCS), a digital asset and blockchain technology focused company since 2021. Mr. Lee is the creator of Litecoin and a director of the Litecoin Foundation. Mr. Lee attended MIT where he graduated in 2000 with a bachelor’s and master’s degree in electrical engineering and computer science. Prior to creating Litecoin, Mr. Lee was a Software Engineer at Google. In 2011, Mr. Lee created Litecoin in an effort to improve upon Bitcoin’s high fees, slower transaction times and scalability issues. Mr. Lee went on to work for Coinbase where he became Director of Engineering before leaving the company in 2017 to focus on supporting the development of Litecoin full time.

Nicholas R. Glover, Ph.D., age 57, Director

Dr. Glover has been a director of Lite Strategy since June 2013. He is currently Chief Executive Officer of MycRx Holdings Inc., a privately held drug discovery company, and serves as a consultant to the biotech industry. Previously, he served as President and Chief Executive Officer of Sierra Oncology (NASDAQ: SRRA), a drug development company focused on advancing targeted therapeutics for the treatment of patients with cancer, from July 2014 through May 2020. Prior to joining Sierra, he served as President and Chief Executive Officer of YM Biosciences, an oncology drug development company, from November 2010 until its acquisition by Gilead Sciences in February 2013. Previously, Dr. Glover was President and Chief Executive Officer of Viventia Biotech, a biopharmaceutical company involved in the discovery and development of monoclonal antibody-based technologies for the treatment of cancer, which he joined after serving as an investment manager for MDS Capital, a life sciences venture capital firm. Dr. Glover holds a B.Sc. (Hons) in Chemistry from the University of East Anglia, U.K., a M.Sc. in Chemistry from the University of British Columbia, Canada and a Ph.D. in Chemistry from Simon Fraser University, Canada.

Frederick W. Driscoll, age 75, Chair

Mr. Driscoll has been a director of Lite Strategy since February 2018 and was appointed as chairperson of the Board on July 22, 2024. He currently serves on the board of directors of Cellectar Biosciences, Inc., a clinical-stage biopharmaceutical company and Adipo Therapeutics, a private preclinical stage biopharmaceutical company. He served as interim Chief Financial

Officer at Invivyd, Inc. from September 2022 to May 2023. He served as Chief Financial Officer of Renovacor, Inc., a leading late-stage biotechnology company, from March to June 2022. He served as the Chief Financial Officer of Flexion Therapeutics, Inc., a commercial-stage biopharmaceutical company, from 2013 to 2017 and rejoined in June 2021 as Chief Financial Officer until it was sold to Pacira BioScience. Prior to joining Flexion, he was the Chief Financial Officer at Novavax, Inc. from 2009 to 2013. From 2008 to 2009, Mr. Driscoll served as the Chief Executive Officer at Genelabs Technologies, Inc. and from 2007 to 2008 he served as its Chief Financial Officer. He was also the Chief Executive Officer of OXiGENE, Inc. from 2000 to 2006. Mr. Driscoll also served as the chairman of the board and audit committee chair at OXiGENE and as a member of the audit committee for Cynapsus Therapeutics, Inc. Mr. Driscoll earned a bachelor’s degree in Accounting and Finance from Bentley University.

Information about the Board of Directors and its Committees

The Board has responsibility for the overall corporate governance of Lite Strategy. During the fiscal year ended June 30, 2025, a majority of the members of the Board were independent within the meaning of the Nasdaq Stock Market (Nasdaq) rules. As of the date of this Proxy Statement, 50% of our members of the Board are independent within the meaning of the Nasdaq rules.

The Board has established an Audit Committee to oversee Lite Strategy’s financial matters, a Compensation Committee to oversee our compensation policies, plans and programs, a Nominating and Governance Committee to assist the Board in nominating board members to be elected by the stockholders at the Annual Meeting, to fill vacancies and newly created directorships, and to evaluate and monitor all matters with respect to governance of Lite Strategy and oversee compliance by Lite Strategy with its legal and regulatory obligations and a Science Committee to advise us and the Board on matters involving drug development technologies and other scientific matters. As of the date of this Proxy Statement, our schedule of committee members is as follows:

Board Member	Audit Committee	Compensation Committee	Nominating & Governance Committee	Science Committee
Frederick W. Driscoll
James Flynn
Nicholas Glover, PhD.
Charles B. Lee*
Joshua Riezman*
Justin J. File *

* - Is not an independent member of the Board.

= Committee Member

= Committee Chair

= Financial Expert

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the Exchange Act). The Audit Committee’s responsibilities include:

•
overseeing financial and accounting activities;
•
selecting and recommending the annual appointment of independent auditors;
•
reviewing and approving the scope of audit and non-audit assignments and related fees;
•
assessing annually Lite Strategy’s major financial risks and exposures;
•
evaluating the independence and performance of the independent auditors:
•
reviewing the accounting principles used in financial reporting;
•
reviewing and assessing our financial reporting activities and disclosures included in our periodic reports and the accounting standards and principles followed;
•
reviewing the adequacy and effectiveness of our internal control over financial reporting; and
•
reviewing and approving related party transactions.

Mr. Driscoll has served as Chairman of the Audit Committee since August 29, 2019. The other members of the Audit Committee are Dr. Glover and Mr. Flynn. Mr. Driscoll has been determined by the Board to be an audit committee financial expert as defined by the SEC.

The Board has determined that each of the Audit Committee members is independent, as defined in accordance with Nasdaq and SEC rules. We have adopted a written Audit Committee charter, which is posted on our website at https://litestrategy.com. The Audit Committee met four times during the fiscal year ended June 30, 2025.

Compensation Committee

The Compensation Committee acts on behalf of the Board to fulfill the Board’s responsibilities to:

•
oversee, review, modify and approve our compensation strategy and policies;
•
assess the independence of compensation consultants and legal advisors prior to engagement;
•
exercise sole power to retain compensation consultants and advisors and to determine the scope of the associated engagements;
•
review and approve annual corporate performance goals;
•
evaluate the chief executive officer’s and executive officers’ performance;
•
review and determine the compensation to be paid to our executive officers, including the allocation of equity related grants;
•
recommend the compensation and terms of appointment of non-executive directors to the Board for review and approval;
•
ensure Lite Strategy meets the reporting requirements promulgated by the SEC regarding compensation and disclosure of compensation and compensation related practices;
•
assess potential compensation related risks; and
•
evaluate and ensure compliance with Say-on-Pay requirements.

The Compensation Committee also consults with and considers the recommendations of the Chief Executive Officer and Chief Financial Officer with respect to the appropriate level and mix of the various compensation components, focused primarily on the particular goals of applicable executives and employees in a particular year. The Board has adopted a written charter for the Compensation Committee, which is available on our website at https://litestrategy.com. Dr. Glover has served as the Chairman of the Compensation Committee since December 16, 2021. The other members of the Compensation Committee are Mr. Driscoll and Mr. Flynn. The Board has determined that each member of the Compensation Committee is independent in accordance with the applicable Nasdaq and SEC rules. The Compensation Committee met one time during the fiscal year ended June 30, 2025.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for assisting the Board in:

•
identifying qualified individuals who possess the desired experience and skills to serve on the Board;
•
proposing chairpersons and members on committees to the Board;
•
considering all qualified director candidates identified by the Nominating and Governance Committee, or by stockholders, in the event any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election;
•
overseeing the Board evaluation process and evaluating the size and composition of the Board; and
•
evaluating any stockholder proposal and whether to recommend to the Board and whether Lite Strategy shall support or oppose the proposal.

Mr. Flynn has served as Chairman of the Nominating and Governance Committee since November 2025. The other members of the Nominating and Governance Committee are Dr. Glover and Mr. Driscoll. We have adopted a written Nominating and Governance Committee charter, which is posted on our website at https://litestrategy.com. The Board has determined that Messrs. Flynn and Driscoll and Dr. Glover are independent members of the Nominating and Governance

Committee in accordance with applicable Nasdaq and SEC rules. The Nominating and Governance Committee met one time during the fiscal year ended June 30, 2025.

Stockholders who would like to propose an independent director candidate for consideration for nomination by the Board at next year’s annual meeting of stockholders may do so by submitting the candidate’s name, resume and biographical information to the attention of Justin J. File, Secretary, Lite Strategy, Inc., 9920 Pacific Heights Blvd, Suite 150, San Diego, California 92121. All stockholder nominations received by the Secretary, which comply with the advance notice provisions of the Bylaws, will be presented to the Nominating and Governance Committee for the same consideration as individuals identified by the Nominating and Governance Committee through other means. Where the right to nominate a director belongs to a third party, the selection and nomination of such director shall not be subject to the Nominating and Governance Committee’s process.

While we have no minimum qualifications for director nominees, the Nominating and Governance Committee reviews the prospective candidate’s biographical information and assesses each candidate’s independence, diversity, skills and expertise based on a variety of factors, including the following criteria:

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whether the candidate has exhibited behavior that indicates he or she is committed to the highest ethical standards;
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whether the candidate has had broad business, governmental, non-profit or professional experience that indicates that the candidate will be able to make a significant and immediate contribution to the Board's discussion and decision-making; and
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whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a director.

Application of these factors requires the exercise of judgment by members of the Nominating and Governance Committee when making recommendations to the Board and cannot be measured in a quantitative way. The Nominating and Governance Committee and the Board generally value the broad business experience and independent business judgment in the health care, life sciences and other fields of each member. Specifically, Mr. Driscoll is qualified for the Board based on his business experience in the pharmaceutical industry, the area of finance and his status as an audit committee financial expert. Dr. Glover is qualified for the Board based on his business experience and his drug development experience in the oncology field. Mr. Flynn is qualified for the Board based on his business experience in the pharmaceutical industry and his business development experience. Mr. Lee is qualified for the Board based on his knowledge of Litecoin and his experience in the cryptocurrency industry. Mr. Riezman is qualified for the Board based on his experience in the cryptocurrency industry. Mr. File is qualified for the Board based on his experience in varying roles of leadership within Lite Strategy, including most recently as Chief Executive Officer (and previously Acting Chief Executive Officer), as well as Chief Financial Officer.

In addition, the Nominating and Governance Committee oversees compliance by Lite Strategy with its legal and regulatory obligations and periodically reviews our:

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Code of Business Conduct and Ethics;
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Insider Trading Policy;
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Corporate Disclosure Policy;
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Amended and Restated Certificate of Incorporation;
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Bylaws; and
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the independent status of our directors.

Science Committee

The Science Committee was formed to provide advice, understanding and guidance both to management of the Company and to the Board of Directors on scientific matters, including in connection with assessing the progress and performance of the Company’s development programs and projects, and identifying, assessing, implementing, and monitoring scientific opportunities that may offer meaningful strategic or commercial benefit to the Company. In particular, the Committee shall:

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Assist management with pre-clinical research and development of pharmaceutical product targets in the Company’s pipeline.
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Assist management to identify new technologies or products or other business opportunities that may be of strategic, scientific or commercial benefit to the Company.

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Provide guidance to management to evaluate the merits and risks associated with any such scientific opportunities.
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Review and evaluate terms for proposed scientific business opportunities proposed to be pursued by management.
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Review and advise on the appropriate structure for potential strategic transactions of pharmaceutical assets.
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Review with management periodically the Company’s pipeline and product portfolio and strategy, development timelines and progress, and provide the Board with advice regarding same.
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Provide guidance to the Board of Directors in its review, consideration and oversight of any programs, research studies, or transactions recommended by management.

Dr. Glover has served as the Chairman of the Compensation Committee since its creation in November 2025. The other members of the Science Committee are Mr. Driscoll and Mr. File.

Director Independence

The Board has determined the independence of each director in accordance with the elements of independence set forth in the Nasdaq listing standards. Based upon information solicited from each director, the Board has determined that each of Messrs. Flynn and Driscoll and Dr. Glover has no material relationship with Lite Strategy and is independent within the meaning of Nasdaq’s director independence standards as currently in effect. Messrs. File, Lee and Riezman are not considered independent within the meaning of Nasdaq’s director independence standards as currently in effect. In making the foregoing determinations, the Board has considered both the objective tests set forth in the Nasdaq independence standards and subjective measures with respect to each director necessary to determine that no relationships exist that would interfere with the exercise of independent judgment by each such director in carrying out responsibilities of a director.

Board Leadership Structure

Mr. Driscoll has served as the Chair of our Board since July 2024. The Board does not have a policy addressing whether the same person should serve as both the Chief Executive Officer and Chair of the Board or if the roles should be separate. Our Board believes that it should have the flexibility to make its determination based upon what it considers to be the appropriate leadership structure for Lite Strategy at the time. The Board believes that its current leadership structure is appropriate for Lite Strategy at this time.

Board Role in Risk Oversight

Risk is an integral part of the Board and Committee deliberations throughout the year. While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Nominating and Governance Committee exercises oversight of governance risks, including succession planning and legal compliance. The Board is advised by these committees of significant risks and management’s response through periodic updates.

Our Board considers cybersecurity risk as part of its risk oversight function and has delegated oversight of cybersecurity and other information technology risks to the Audit Committee. The Audit Committee oversees management’s implementation of our cybersecurity risk management program and is responsible for monitoring and assessing strategic risk exposure, while our management team is responsible for the day-to-day operations over the material risks we face. Our management team, including our Chief Executive Officer and Chief Financial Officer and Senior Director, Information Security and Infrastructure, provide periodic briefings to the Audit Committee regarding our cybersecurity risks and activities, including any recent cybersecurity incidents and related responses, if applicable.

Insider Trading Policy

With respect to Item 408(b) of Regulation S-K, we have an insider trading policy governing the purchase, sale and other dispositions of our securities that applies to us and our personnel, including officers, directors, employees and agents, and other covered persons (the Insider Trading Policy). We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report.

Anti-Hedging and Pledging Policies

Under our Insider Trading Policy, all directors, officers, employees and consultants of Lite Strategy are subject to restrictions on hedging of securities of Lite Strategy. These restrictions apply to securities of Lite Strategy owned by such persons, regardless of whether such securities were granted by us to such persons as compensatory awards. Our Insider Trading Policy prohibits such persons from engaging in short sales of securities of Lite Strategy or in transactions in publicly traded options with respect to our securities. In addition, our Insider Trading Policy permits, but discourages, such persons from holding our securities in a margin account or pledging securities of Lite Strategy as collateral for a loan and from entering standing orders with respect to our securities.

Stockholder Communications with the Board of Directors

Our stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Lite Strategy, Inc., Attention: Secretary, 9920 Pacific Heights Blvd., Suite 150, San Diego, California, 92121. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on our website.

Appointment of Directors

Our amended and restated certificate of incorporation and Bylaws provide that the number of directors will be set by resolution of the board, but shall be between two and nine. We currently have six directors.

Under our amended and restated certificate of incorporation and Bylaws, directors are to be elected at each annual meeting of stockholders for a term of three years unless the director is removed, retires or the office is vacated earlier. Our Board is divided into three classes with respect to the term of office, with the terms of office of one class expiring each successive year. This classified Board provision could discourage a third-party from making a tender offer for Lite Strategy's shares or attempting to obtain control of Lite Strategy. It could also delay stockholders who do not agree with the policies of the Board from removing a majority of the Board for two years.

A director may resign at any time. The resignation is effective upon receipt of notice. Any or all directors may be removed with cause by a resolution of stockholders entitled to vote to elect directors. Vacancies from resignation or removal or expansion of the size of the Board may be filled by resolution of a majority of directors then in office or by a sole remaining director and any director so appointed shall serve for the remainder of the full term of the class of directors in which the vacancy occurred.

Attendance of Directors at Board Meetings and Stockholder Meetings

During the fiscal year ended June 30, 2025, the Board held a total of 46 meetings, and each director attended at least 75% of the total number of meetings of the Board at the time they were serving and of the meetings of each committee of the Board on which such director served.

All directors are expected to attend the Company’s annual meetings of stockholders. Four of six of our directors then in office attended the annual meeting of stockholders held in January 2025.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics policy that applies to our directors and employees (including our principal executive officer and our principal financial officer) and have posted the text of our policy on our website (https://litestrategy.com) under Investors – Governance Documents. In addition, we intend to promptly disclose (i) the nature of any amendment to the policy that applies to our principal executive officer and principal financial officer and (ii) the nature of any waiver, including any implicit waiver, from a provision of the policy that is granted the name of such person who is granted the waiver and the date of the waiver on our website in the future.

Executive Officers

Our executive officers are appointed by and serve at the discretion of the Board. Set forth below is the name and certain biographical information regarding Lite Strategy’s executive officer as of the date of filing of this Proxy Statement.

Justin J. File, age 55, Chief Executive Officer, Chief Financial Officer and Secretary

See "Directors" above for biographical information regarding Mr. File.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and any beneficial owner of more than 10% of any class of our equity securities to file with the SEC initial reports of beneficial ownership and reports of changes in ownership of any of our securities. These reports are made on documents referred to as Forms 3, 4 and 5. Our directors and executive officers must also provide us with copies of these reports. We have reviewed the copies of the reports that we have received and any written representations that no Form 5 was required from the individuals required to file the reports that we have received, as well as reviewed Forms 3, 4 and 5 filed with the SEC. Based on this review, we believe that during the year ended June 30, 2025, each of our directors and executive officers and beneficial owners of more than 10% of any class of our equity securities timely complied with applicable reporting requirements for transactions in our equity securities, except (i) Mr. Joshua Riezman was late in filing his Form 3 in connection with his service as a director, (ii) Mr. Joshua Riezman was late in filing his Form 4 in connection with a grant of stock options as compensation for service on the Board in August 2025 and (iii) Dr. Nicholas Glover was late in filing his Form 4 in connection with a customary annual grant of stock options for non-employee directors in November 2025.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(PROPOSAL NO. 2)

At our 2024 annual meeting of stockholders held in December 2023, our stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “Say-on-Pay” vote, every year. This vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

The compensation of our named executive officers subject to the vote is disclosed in the “Compensation Discussion and Analysis—Compensation Philosophy and Objectives” section, the compensation tables and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles, aligned with our stockholders’ interests and consistent with current market practices. Compensation of our named executive officers is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success.

We urge stockholders to read the information below under “Compensation Discussion and Analysis”, including our Compensation Philosophy and Objectives as well as the related compensation tables and narrative, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives. Our Board and the Compensation Committee believe that our compensation policies and practices are effective in implementing our compensation philosophy and in helping us achieve our corporate goals.

Accordingly, our Board is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Lite Strategy, Inc. named executive officers for fiscal 2025, as disclosed pursuant to Item 402 of Regulation S-K in our Proxy Statement for the 2026 annual meeting of stockholders, including the discussion under the heading “Compensation Discussion and Analysis”, the compensation tables and the other narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on us and our Board. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and our Board and, accordingly, our Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires a majority of the votes cast by stockholders entitled to vote on the proposal voting “FOR” approval. Abstentions and broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will have no effect on the outcome of the proposal. A failure to vote by not returning a signed proxy will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the compensation strategy, policies, programs and practices for the named executive officers identified in the Summary Compensation Table. For fiscal year 2025, the named executive officers consist of Justin J. File, Chief Executive Officer, Chief Financial Officer and Secretary, David M. Urso, former Chief Executive Officer and General Counsel and Richard G. Ghalie, M.D., former Chief Medical Officer, to whom we collectively refer in this Compensation Discussion and Analysis as our named executive officers. Mr. Urso and Dr. Ghalie's employment terminated as of August 1, 2024.

Compensation Philosophy and Objectives

We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.

Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to deliver higher compensation if certain key performance goals are satisfied or exceeded. However, for fiscal year 2025, we realigned our compensation philosophy in connection with the July 22, 2024, announcement that the Board was beginning an evaluation of our strategic alternatives, including potential transactions or an orderly wind-down of operations, if necessary with a goal of maximizing the value of our assets for our shareholders. Accordingly, the new fiscal year 2025 compensation approach focused on the retention of key employees and our remaining executive officer in order to effectively conduct daily operating activities while pursuing strategic alternatives.

The Compensation Committee’s Process

The Compensation Committee acts on behalf of the Board with respect to fulfilling the Board’s responsibilities to oversee our compensation policies, plans and programs and reviewing and determining, as appropriate, the compensation to be paid to executive officers and directors. To achieve this task, the Compensation Committee (i) reviews and approves corporate performance goals and objectives that support and reinforce our long-term strategic goals and compensation plans; (ii) reviews the individual performance of the executive officers; (iii) establishes policies with respect to equity compensation arrangements, timing and pricing of equity awards for newly hired employees, promotions and annual grants for executive and non-executive employees and directors; (iv) reviews regional and industry-wide compensation practices and trends to assess the propriety, adequacy and competitiveness of our executive compensation programs among comparable companies in our industry; (v) reviews and approves the terms of any employment agreements, severance agreements, change-of-control protections and any other compensation arrangements of the executive officers; (vi) performs and considers a compensation risk assessment; and (vii) considers stockholder feedback and Say-on-Pay voting results. The Compensation Committee also makes recommendations to the Board with respect to this Compensation Discussion and Analysis section and recommends that such section be included in any of our annual reports on Form 10-K, registration statements, Proxy statements or information statements.

The Compensation Committee meets at least once a year or more frequently as its members deem necessary or appropriate. Under its charter, the Compensation Committee has the authority, in its sole discretion, to retain or obtain the advice of a compensation consultant, legal counsel or other advisors as the Compensation Committee may determine to assist in the performance of the Compensation Committee’s duties and responsibilities, only after taking into consideration the factors prescribed by the SEC and Nasdaq that bear upon the adviser’s independence.

Setting Executive Compensation

The Compensation Committee considers peer group analysis as a component of its overall executive compensation decision process, but it does not attempt to set executive compensation to a specific benchmark level or percentile as compared to executive compensation levels at other companies, and the Compensation Committee determines the mix of compensation based on its review of such competitive data. We believe our approach to compensation does not encourage excessive risk-taking by our executives as it is not a market outlier, is based on a typical mix of short- and long-term compensation tied to both internal objectives and to stockholder value and reflects the importance of the retention of our remaining executive employee throughout our strategic alternative phase of operations during fiscal year 2025.

Our peer group of companies used for context when setting fiscal year 2025 officer compensation consisted of the same 20 publicly traded drug development companies that were approved by the Compensation Committee with input from management and F. W. Cook, our compensation consultant, for fiscal year 2024 decisions. The peer group is composed of drug development companies with a broadly similar market cap at the time, (median peer market cap at the time the peer data were reviewed by the Compensation Committee in June 2023 was $111 million), generally without material revenue from commercial products and with emphasis on oncology drug development companies. This peer group was used as context for setting fiscal year 2025 executive officer compensation in light of our strategic alternative operations. This peer group was as follows:

Aeglea BioTherapeutics	Kronos Bio
BioAtla	Leap Therapeutics
Cardiff Oncology	Molecular Templates
CEL-SCI Corporation	Oncternal Therapeutics
CytomX Therapeutics	Pieris Pharmaceuticals
ESSA Pharma	Rigel Pharmaceuticals
Fusion Pharma	Surface Oncology
G1 Therapeutics	Syros Pharmaceuticals
Glycomimetics	UroGen Pharma Ltd.
Karyopharm Therapeutics	Verastem

Role of Stockholder Say-on-Pay Votes

At our annual meeting of stockholders held in January 2025, approximately 82% of the shares voted at the meeting approved, on an advisory basis, the compensation of our named executive officers. The Compensation Committee considers input from stockholders, its compensation consultant and proxy advisors, when assessing its compensation philosophy and the components of its compensation program, giving further consideration to the level of attainment of corporate goals and to the compensation data of our peer group so that compensation decisions are broadly consistent with market practice. The Compensation Committee did not change the compensation program for fiscal 2025 as a result of the Say on Pay vote in January 2025 because our principal executive officer changed in the meantime, and CEO compensation during fiscal year 2025 was based on our priorities in connection with the strategic alternatives review.

Elements of Compensation

Our Chief Executive Officer's and Chief Financial Officer’s compensation has three key elements: (i) base salary, (ii) performance-based cash incentives and (iii) equity-based compensation. These elements of executive compensation are intended to align the interests of our executive officers with those of our stockholders.

Base Salary

Base salaries serve to provide a fixed amount of compensation to our executive officers for successfully fulfilling their responsibilities. We establish base salaries for our executive officers when they join us or upon promotion. Base salaries for executive officers are reviewed and determined by the Compensation Committee annually during the first fiscal quarter, or upon promotion, following consultation with our compensation consultant. In connection with the Board's appointment of Mr. File, to Acting Chief Executive Officer, a role in which he served alongside his current positions of Chief Financial Officer and Secretary, the Compensation Committee increased Mr. File's salary from $450,000 to $550,000, effective August 1, 2024. Mr. File's base salary was again increased by the Board, effective November 14, 2025, in connection with his appointment to Chief Executive Officer, from $550,000 to $575,000, as described in greater detail below under the heading "Employment Agreements".

Mr. Urso’s and Dr. Ghalie’s employment terminated after approximately one month of service during fiscal year 2025. They were not provided a salary increase during that time. The Summary Compensation Table reflects any compensation paid to Mr. Urso and Dr. Ghalie for fiscal year 2025, which was predominantly comprised of severance payments provided to Mr. Urso and Dr. Ghalie upon their respective terminations of employment.

Performance-based Cash Incentives

The Compensation Committee believes that allocating a meaningful amount of our executive officers’ total cash compensation to the achievement of corporate goals and objectives aligns their interests with those of our stockholders. Although the corporate goals and objectives vary each year, they are generally critical activities or strategic initiatives designed to move forward the clinical and operating activities and enhance stockholder return. The Compensation Committee establishes annual corporate incentive bonus targets for each of our executive officers, expressed as a percent of base salary. Fiscal year 2025 bonus targets as a percent of base salary were set at the start of the fiscal year at 50% for Mr. Urso and 40% for Dr. Ghalie. In connection with Mr. Urso's and Dr. Ghalie's termination of employment, they each received pro-rated annual bonuses, determined based on the number of days during fiscal year 2025 in which they were employed by us, as reflected in the Summary Compensation Table. In addition, in connection with the Board's appointment of Mr. File to serve as Acting Chief Executive Officer in August 2024, the Compensation Committee set Mr. File's annual bonus target at 50% of his base salary. In light of the strategic alternatives announcement and potential cessation of operations during fiscal year 2025, Mr. File received his target annual bonus (50% of his base salary) and pursuant to his Prior Employment Agreement (as defined below) a success fee equal to 10% of the Company’s net absolute cash retention as compared to the forecasted cash usage at March 31, 2025. The Compensation Committee viewed preserving our cash as the most important metric for measuring Mr. File’s success as it directly benefited shareholders in the event that the strategic review had resulted in our liquidation.

Equity-based Compensation

The Compensation Committee believes that long-term value creation is achieved through an ownership culture that encourages performance by our executive officers through stock and stock-based awards. This potential reward for stockholder value creation is also key to our retention strategy. Under our Amended and Restated MEI Pharma, Inc. 2008 Omnibus Equity Compensation Plan (the 2008 Equity Plan), we may award incentive and non-qualified stock options, stock appreciation rights, stock awards, stock units and other stock-based awards.

Historically, we have granted stock options to executive officers on an annual basis. Such stock options expire after 10 years, have an exercise price equal to the fair market value at grant and are generally subject to vesting.

Due to our strategic alternatives announcement during the first quarter of fiscal year 2025, we did not conduct our regular annual equity grant cycle and no equity compensation grants were awarded to our executive officers or employees during our fiscal year ended June 30, 2025. All options granted before and during fiscal year 2024 are currently underwater (that is, the exercise price exceeds the fair market value) as of the date of the filing of this Proxy Statement.

Executive Benefits and Perquisites

We offer benefit programs to our employees, including named executive officers, which include paid time off, health insurance, a company funded HSA account and a company sponsored 401(k) plan. Our executive officers generally do not receive any supplemental retirement benefits or perquisites, and they participate in the above listed benefit programs on the same basis as other full-time employees.

Clawback Policy

Effective October 2, 2023, our Board adopted a new compensation recoupment policy (the Clawback Policy). The Clawback Policy is effective for certain incentive-based compensation received by our current or former executive officers on or after October 2, 2023, and is consistent with the requirements of the SEC’s final compensation clawback rules under the Dodd-Frank Act and the Nasdaq listing standards. The Clawback Policy requires recoupment of such incentive-based compensation in the event we are required to restate our financial results due to material non-compliance with any financial reporting requirement under the federal securities laws as required by the Dodd-Frank Act and corresponding Nasdaq listing standards. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement. We filed the Clawback Policy as an exhibit to our 2024 Annual Report.

Severance and Change in Control Agreements

Each of Messrs. File, Urso and Dr. Ghalie’s employment agreements (the Executive Employment Agreements) provide (or provided, in the case of Mr. Urso and Dr. Ghalie) for certain severance payments upon the applicable executive’s termination by us, other than for cause or by the applicable executive for good reason, as such terms are defined in the respective Executive Employment Agreement. Upon such a termination of employment, the Executive Employment Agreements for Mr. Urso and Dr. Ghalie provided that each executive would be eligible to receive the following payments: (i) a lump sum cash payment equal to twelve months of such executive’s base salary (as in effect at the time of such executive’s termination from employment); (ii) a pro-rata annual bonus for the year in which the executive is terminated, determined based on actual performance; (iii) subject to the executive's timely election of health care continuation coverage under COBRA, we will pay the executive's health insurance premiums for 12 months post-termination; and (iv) we will accelerate the vesting of the applicable executive’s options so that such executive will be vested in the same number of shares of common stock subject to the options as if such executive had continued to be employed by us for an additional 12 months.

As described in greater detail below, Mr. Urso’s and Dr. Ghalie’s last day as Chief Executive Officer and Chief Medical Officer, respectively, was on August 1, 2024. Mr. Urso and Dr. Ghalie received severance payments as a termination without cause, consistent with the terms of their individual Executive Employment Agreements, dated June 2, 2023 and January 16, 2024, respectively, as further documented in their respective separation and release agreements, dated August 4, 2024 and August 3, 2024, respectively. A total of 61,646 options accelerated for Mr. Urso and 18,861 for Dr. Ghalie, reflecting the number of options which would have vested during the next 12 months, respectively, with such options remaining exercisable through the one year anniversary of Mr. Urso’s and Dr. Ghalie’s separation date (August 1, 2025), provided that such exercise period does not exceed the original term of their options. Following their terminations of employment, Mr. Urso and Dr. Ghalie each entered into consulting agreements with us for the remainder of fiscal year 2025. If Mr. Urso and Dr. Ghalie’s respective consulting agreements remain in place after August 1, 2025, their vested option grants will continue to be exercisable until 90 days post termination of their respective consulting agreements, as provided for in our equity compensation plan. As of the end of the fiscal year ended June 30, 2025, only Dr. Ghalie’s consulting agreement continued to be active and his vested options exercisable.

In the case of Mr. File, if his employment had been terminated as of June 30, 2025, by us, other than for cause or by Mr. File for good reason, or due to his death or disability, he would have been eligible to receive the following severance benefits in accordance with his Amended and Restated Employment Agreement dated March 30, 2025 (the Prior Employment Agreement): (i) a lump sum cash payment equal to twelve months of such employee’s base salary (as in effect at the time of such employee’s termination from employment); (ii) a lump sum payment equal to $70,669; (iii) a prorated target annual bonus for the year in which his employment is terminated; provided that if his employment was terminated between July 1, 2025 and September 30, 2025, he would not be eligible to receive a prorated bonus for fiscal year 2025; (iv) a lump sum payment equal to the retention bonus described below; (v) a lump sum payment equal to the success fee described above; and (vi) accelerated the vesting of his stock options such that he would be vested in the same number of options as if he had continued to be employed by us for an additional 12 months.

If Mr. File had been terminated without cause or for good reason as of June 30, 2025, such vesting would have resulted in an aggregate of 13,326 accelerated vested options. There was no intrinsic value of the option vesting acceleration as of June 30, 2025, because all options were underwater.

In the event of a change in control, as defined in the 2008 Equity Plan, each of the Executive Employment Agreements provided that if the executive’s employment was terminated without cause within the three months prior to a change in control at the request of the other party to the change in control transaction or if the executive’s employment was terminated without cause or for good reason upon or within two years after a change in control, then the applicable executive’s options will accelerate and become fully exercisable effective upon the date of the change in control. There was no intrinsic value of unvested stock options as of June 30, 2025 because all options were underwater.

For each of the executives, such severance payments and additional option vesting are conditioned upon the execution of a customary release of claims in favor of us and our affiliates, in a form prescribed by us.

Each of the Executive Employment Agreements contain post-termination confidentiality obligations.

Payments and benefits under the Executive Employment Agreements are reduced to the maximum amount that does not trigger the excise tax under Code Section 280G and 4999, unless the executive would be better off, on an after-tax basis, had the executive received all payments and benefits without reduction and paid all applicable excise and income taxes.

See the section below titled “Employment Agreements” for additional information on each of the Executive Employment Agreements, including Mr. File’s new employment agreement with Lite Strategy, dated November 14, 2025, as well as the separation agreements and consulting agreements for Mr. Urso and Dr. Ghalie.

Retention Bonus

As provided for in Mr. File’s Prior Employment Agreement, Mr. File was eligible to receive a retention bonus equal to $412,500, payable as a lump sum payment within 30 days of the Retention Date (defined below), provided that through the Retention Date, Mr. File (i) remained actively employed by us in good standing and did not provide notice of his resignation, (ii) continued to perform his regular job duties and other duties specifically assigned to him by the Board, and (iii) continued to comply with our policies and agreements. The Compensation Committee determined that this retention bonus was appropriate to promote retention and continue to incentivize Mr. File’s leadership of the Company through the transition period that the Company is undergoing.

Under Mr. File's Prior Employment Agreement, the “Retention Date” means the first to occur of (i) the closing date of a change in control, (ii) the date of Mr. File’s termination of employment by us without cause, termination for good reason, or termination due to death or disability, (iii) the date that is 30 days after the date on which the Board approves the dissolution, wind down, liquidation or other winding-up of the Company, or (iv) September 30, 2025. The applicable Retention Date was September 30, 2025 and consistent with the terms of Mr. File’s Prior Employment Agreement, the retention bonus was paid in October 2025.

Tax and Accounting Considerations

The tax and accounting consequences to us of certain compensation elements are important considerations for the Compensation Committee when evaluating and recommending compensation packages for our executive officers. Generally, the Compensation Committee seeks to balance its objective to create an effective compensation program that attracts, retains and rewards executives in order to maximize the return to stockholders with the need for appropriate tax and accounting consequences of such compensation.

In addition to considering the tax consequences, the Compensation Committee considers the accounting consequences of its decisions, including the impact of expenses being recognized in connection with equity-based awards, in determining the size and form of different equity-based awards.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and contained within this Proxy Statement with management. Based on such review and discussions, our Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included as of the date of filing for this Proxy Statement by the members of the Compensation Committee:

Dr. Nicholas R. Glover

Mr. Frederick Driscoll

Mr. James Flynn

CEO Pay Ratio

SEC rules require us to disclose the total annual compensation of our principal executive officer for fiscal year 2025, who was Justin J. File, our Chief Executive Officer and Chief Financial Officer, the median of the total annual compensation of all employees other than our principal executive officer, as well as their ratio to each other (the CEO Pay Ratio). Total annual compensation for our principal executive officer and for the median of the total annual compensation of all employees is calculated in accordance with SEC rules applicable to the Summary Compensation Table. For fiscal year 2025, these amounts were as follows:

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Our principal executive officer’s total annual compensation: $912,667
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Our median employee’s total annual compensation: $350,117
•
CEO Pay Ratio: 2.61 to 1

In determining the median compensated employee, we chose June 30, 2025 as the determination date. As of this date, we had three employees, excluding our principal executive officer. In determining our median compensated employee and calculating the CEO Pay Ratio, we did not use any of the exemptions permitted under SEC rules, nor did we rely upon any material assumptions, adjustments or estimates.

We believe that the CEO Pay Ratio set forth above is a reasonable estimate for fiscal year 2025, determined in a manner consistent with SEC rules. The SEC rules for identifying the median compensated employee and calculating the CEO Pay Ratio based on that employee’s total annual compensation permit companies to adopt a variety of methodologies, to apply certain exemptions and to make certain assumptions, adjustments or estimates that reflect their compensation policies. Accordingly, the CEO Pay Ratio may not be comparable to the pay ratios reported by other companies, which may have used different methodologies, assumptions, adjustments or estimates in calculating their pay ratios.

EXECUTIVE COMPENSATION

Our Executive Officers

Our named executive officers for the year ended June 30, 2025, were:

•
Justin J. File, Chief Executive Officer (formerly Acting Chief Executive Officer) and Chief Financial Officer
•
David M. Urso, former President and Chief Executive Officer
•
Richard G. Ghalie, former Chief Medical Officer

Summary Compensation Table

The table below sets forth for the fiscal years ended June 30, 2025 and 2024, the compensation of our named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($) (3)
Justin J. File (4)	2025	$541,667	$—	$—	$371,000	(5)	$—		$912,667
Acting Chief Executive Officer, Chief Financial Officer	2024	$450,000	$—	$—	$164,700	(6)	$—		$614,700
David M. Urso (7)	2025	$53,528	$—	$—	$—		$880,518	(9)	$934,046
Former President and Chief Executive Officer	2024	$614,000	$—	$—	$280,905	(8)	$—		$894,905
Richard G. Ghalie (10)	2025	$43,866	$—	$—	$—		$664,268	(12)	$708,134
Former Chief Medical Officer	2024	$503,165	$—	$159,800	$184,158	(11)	$—		$847,123
(1)
Represents the aggregate grant date fair value of restricted stock unit awards (RSUs) granted in accordance with Financial Accounting Standards Board, Accounting Standards Codification, Topic 718, Stock Compensation (ASC Topic 718), calculated based on the closing market price of our common stock on the date of grant.
(2)
Represents the aggregate grant date fair value of options granted in accordance with ASC Topic 718. There were no equity awards granted to our named executive officers during fiscal year 2025.
(3)
In accordance with the SEC rules, the compensation described in this table does not include various health and welfare or other benefits received by our named executive officers that were generally available to all our regular, full-time employees, as well as other benefits received by our name executive officers that, in the aggregate, were less than $10,000 for any officer.
(4)
Effective August 1, 2024, Mr. File became our Acting Chief Executive Officer, in addition to his Chief Financial Officer role that was effective August 1, 2023. Effective November 14, 2025, Mr. File was appointed as our Chief Executive Officer, in addition to his role as Chief Financial Officer and Secretary.
(5)
In accordance with the terms of his Prior Employment Agreement during fiscal year 2025 Mr. File was paid a $275,000 annual incentive bonus, which represented 50% of his base salary and a $96,000 Success Fee related to the net absolute cash retention from operations as compared to forecasted cash usage through the nine months ending March 31, 2025.
(6)
During fiscal year 2024, Mr. File received a bonus of 37% of his base salary for fiscal year 2024 upon the Compensation Committee's determination to award bonuses at 91.5% of target levels.
(7)
Mr. Urso's employment as our President and Chief Executive Officer terminated on August 1, 2024.
(8)
During fiscal year 2024, Mr. Urso received a bonus of 46% of his base salary for the fiscal year 2024 upon the Compensation Committee's determination to award bonuses at 91.5% of target levels.
(9)
In accordance with the terms of Mr. Urso's Separation and Release Agreement, dated August 4, 2024 (Mr. Urso's Separation and Release Agreement), during fiscal year 2025, he received a bonus of $25,583, which represented 48% of his base salary and reflected his pro-rata bonus through the date on which Mr. Urso's employment terminated. Additionally, per the terms of Mr. Urso's Separation and Release Agreement, he received $614,000 in severance, $95,639 for his paid time off benefits accumulated as of his last day of employment and $77,358 for COBRA. The amount listed in this column has been adjusted, as compared to the corresponding amount set forth in our Annual Report on Form 10-K for the year ended June 30, 2025, to reflect that Mr. Urso also received an aggregate of $67,788 during fiscal year 2025, following his termination, in consulting fees and a success fee related to the previously disclosed sale of certain of our assets, in October 2024, to Aardvark Therapeutics, Inc.
(10)
Dr. Ghalie's employment as our Chief Medical Officer terminated on August 1, 2024.
(11)
During fiscal year 2024, Dr. Ghalie received a bonus of 37% of his base salary for fiscal year 2024 upon the Compensation Committee's determination to award bonuses at 91.5% of target levels.

(1)
In accordance with the terms of Dr. Ghalie's Separation and Release Agreement, dated August 3, 2024 (Dr. Ghalie's Separation and Release Agreement), during fiscal year, he received a bonus of $16,772, which represented 38% of his base salary and reflected his pro-rata bonus through the date on which Dr. Ghalie's employment terminated. Additionally, per the terms of Dr. Ghalie's Separation and Release Agreement, he received $503,165 in severance, $78,375 for his paid time off benefits accumulated as of his last day of employment and $35,334 for COBRA. The amount listed in this column has been adjusted, as compared to the corresponding amount set forth in our Annual Report on Form 10-K for the year ended June 30, 2025, to reflect that Dr. Ghalie also received an aggregate of $30,472 during fiscal year 2025, following his termination, in consulting fees and a success fee related to the previously disclosed sale of certain of our assets, in October 2024, to Aardvark Therapeutics, Inc.

Employment Agreements

We have entered into written employment agreements with each of the named executive officers, which set forth the terms of their respective employments.

Justin J. File

In August 2025, Mr. File was promoted to Acting Chief Executive Officer, a role in which he served in addition to his roles as Chief Financial Officer and Secretary, pursuant to his Prior Employment Agreement. The Prior Employment Agreement remained in effect through September 30, 2025 and provided for an annual base salary of $550,000, a target annual bonus opportunity of 50% of base salary, eligibility to participate in the Company’s health, retirement, expense reimbursement and other benefit plans, and eligibility to receive option or other equity grants under the Company’s 2008 Equity Plan on similar terms as other senior executives of Lite Strategy. In addition, the Prior Employment Agreement provided for eligibility to receive a success free of $96,000 and a retention bonus of $412,500, as described above under the heading “Retention Bonus”.

Under the Prior Employment Agreement, if Mr. File’s employment was terminated by Lite Strategy without cause or Mr. File resigns for good reason, or his employment is terminated due to death or disability, Mr. File will be eligible to receive the severance benefits described above under the heading “Severance and Change in Control Agreements” if he signs an effective release of claims. As described above, the Prior Employment Agreement also provides that if, within three months before a change in control, Lite Strategy terminates Mr. File’s employment without cause at the request of the other party to the change in control transaction, or if, upon or within two years following a change in control, Mr. File’s employment is terminated by Lite Strategy without cause or Mr. File resigns for good reason, Mr. File’s outstanding stock options will fully vest and become exercisable as of his termination date, provided that he signs an effective release.

Effective November 14, 2025, the Compensation Committee appointed Mr. File as the Chief Executive Officer, in addition to his existing roles as Chief Financial Officer and Secretary. In connection with this appointment, we entered into a new employment agreement with Mr. File (the 2025 Employment Agreement), pursuant to which his annual base salary was increased to $575,000, effective as of October 1, 2025. He will continue to be eligible to receive an annual a target annual bonus opportunity of 50% of base salary, participate in the Company’s health, retirement, expense reimbursement and other benefit plans, and receive option or other equity grants under the Company’s 2008 Equity Plan or a successor plan on similar terms as other senior executives of Lite Strategy.

Under the 2025 Employment Agreement, if Mr. File’s employment is terminated by Lite Strategy without cause or Mr. File resigns for good reason, or his employment is terminated due to death or disability, Mr. File will be eligible to receive the following severance benefits, subject to his execution of an effective release of claims (other than in the event of Mr. File's death): (i) lump sum payment equal to 12 months of base salary, (ii) a pro-rated target annual bonus for the year of termination, (iii) 12 months of monthly COBRA premiums reimbursements from the Company, (iv) accelerated vesting of the stock options that would have vested during the 12 months following his separation date. In the event Mr. File is terminated in connection with a change in control, the 2025 Employment Agreement provides for the same option acceleration terms as the Prior Employment Agreement.

David M. Urso and Richard Ghalie

Effective August 1, 2024, the employment of our former Chief Executive Officer, David Urso and our former Chief Medical Officer, Richard G. Ghalie, terminated. In accordance with the terms of Mr. Urso and Dr. Ghalie’s separation agreements, each was eligible to receive the severance benefits described above under the heading “Severance and Change in Control Agreements”. Following Mr. Urso’s and Dr. Ghalie’s terminations of employment, each of Mr. Urso and Dr. Ghalie transitioned to a consulting role with us. Mr. Urso and Dr. Ghalie each entered into an individual consulting agreement with us, effective August 2, 2024 (the Consulting Agreements) and continuing through June 30, 2025, unless earlier terminated.

According to his consulting agreement, Mr. Urso received an hourly fee equal to $475 for services performed and was eligible to receive a success fee equal to 8% of net proceeds of each sale of assets of the Company on or before June 30, 2025.

Dr. Ghalie, similarly, received an hourly fee of $475 and was eligible to receive a success fee of 2% of net proceeds of each sale of Company assets on or before June 30, 2025.

In addition, as described above under the heading “Severance and Change in Control Agreements”, each of Mr. Urso’s and Dr. Ghalie’s vested options remained exercisable through August 1, 2025 (provided that such term did not to exceed the option’s original term), and to the extent their service with the Company continued beyond August 1, 2025 pursuant to their respective consulting agreements, the term of the options would be extended to 90 days post termination of the applicable consulting agreement, as provided for in our equity compensation plans.

Grants of Plan-Based Awards For Fiscal Year Ended June 30, 2025

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)		All Other Stock Awards Number of Shares of Stocks of Units	All Other Option Awards Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Target	Maximum
Justin J. File	N/A	$275,000	N/A	—	—	—	—
David M. Urso	N/A	$25,583	N/A	—	—	—	—
Richard G. Ghalie, M.D.	N/A	$16,772	N/A	—	—	—	—

____________

(1)
As disclosed in the Summary Compensation table, single bonus targets were time based pro-rata calculations as determined from Mr. File's Prior Employment Agreement, as well as Mr. Urso's and Dr. Ghalie's respective separation and release agreements.

Equity Award Grant Practices

We have had no program, plan or practice pertaining to the timing of stock option grants to named executive officers coinciding with the release of material non-public information, or MNPI. The Compensation Committee has historically approved grants of options annually each year as part of our annual compensation cycle. The timing of any equity grants to newly-hired employees, or in connection with promotions or other non-routine grants, is generally tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). Any grants to executive officers are approved at meetings of the Compensation Committee or our Board.

In the event an issuer grants stock options or option-like instruments within the period commencing four business days prior to and ending one business day following the filing of a Form 10-K, Form 10-Q or Form 8-K containing material non-public information as required under Item 402(x) of Regulation S-K, Item 402(x) of Regulation S-K requires tabular disclosure of certain information related to such awards.

For all stock option awards, the exercise price is no less than the closing price of our common stock on the date of the grant. The following table sets forth information for certain stock options granted to our named executive officers through fiscal year 2025. There were no grants made to our named executive officers or any employees during the fiscal year ended June 30, 2025.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all stock options held by our named executive officers on June 30, 2025. No named executive officer held restricted stock units on June 30, 2025:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Options Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Name	(#)	(#)	Footnote	($/Share)	Date	(#)	($)
Justin J. File	26,651	26,651	(1)	$6.01	6/12/2033	—	$—
David M. Urso	90,226	—	(2)	$6.16	8/1/2025	—	$—
	40,472	—	(2)	$9.46	8/1/2025	—	$—
	30,000	—	(2)	$57.66	8/1/2025	—	$—
	26,250	—	(2)	$68.46	8/1/2025	—	$—
	17,500	—	(2)	$49.06	8/1/2025	—	$—
	11,000	—	(2)	$84.26	8/1/2025	—	$—
	6,500	—	(2)	$85.26	8/1/2025	—	$—
	6,500	—	(2)	$55.26	8/1/2025	—	$—
	6,500	—	(2)	$25.86	8/1/2025	—	$—
	6,375	—	(2)	$30.06	8/1/2025	—	$—
Richard G. Ghalie	15,625	—	(3)	$5.67	9/23/2033	—	$—
	21,587	—	(3)	$9.46	7/5/2032	—	$—
	16,000	—	(3)	$57.66	7/1/2031	—	$—
	3,750	—	(3)	$69.66	5/3/2031	—	$—
	7,500	—	(3)	$68.46	7/2/2030	—	$—
	7,500	—	(3)	$49.06	7/1/2029	—	$—
	6,500	—	(3)	$84.26	7/12/2028	—	$—
	3,250	—	(3)	$56.26	7/7/2027	—	$—
	1,250	—	(3)	$26.26	7/13/2026	—	$—
	6,500	—	(3)	$22.86	3/6/2026	—	$—
(1)
Twenty-five percent of the options vested on June 12, 2024; the remaining 75% of the options are expected to vest in equal monthly installments over the following 36 months.
(2)
In connection with Mr. Urso's Separation and Release Agreement, all outstanding options vested and became exercisable on an accelerated basis as of the date on which Mr. Urso's employment terminated (August 1, 2024) for the number of shares which would have vested had he continued to be employed by Lite Strategy through the first anniversary of the termination date (August 1, 2025). The vested options could be exercised through August 1, 2025, not to exceed their original term, if applicable, or would be extended to 90 days post termination of his consulting agreement should it occur beyond August 1, 2025, as provided for in our equity compensation plans. Mr. Urso's consulting agreement terminated on February 14, 2025 and his vested options expired on August 1, 2025.
(3)
In connection with Dr. Ghalie's Separation and Release Agreement, all outstanding options vested and became exercisable on an accelerated basis as of the date on which Dr. Ghalie's employment terminated (August 1, 2024) for the number of shares which would have vested had he continued to be employed by Lite Strategy through the first anniversary of the termination date (August 1, 2025). The vested options could be exercised through August 1, 2025, not to exceed their original term, if applicable, or would be extended to 90 days post termination of his consulting agreement should it occur beyond August 1, 2025, as provided for in our equity compensation plans. As of fiscal year end June 30, 2025, Dr. Ghalie's consulting agreement remained active and his vested options continued to be exercisable.

Option Exercises and Stock Vested

Messrs. File and Urso and Dr. Ghalie did not exercise any stock options during the fiscal year ended June 30, 2025.

Pay Versus Performance

Provided below is our pay versus performance disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. As required by Item 402(v), we have included

•
A description of our most important measures that our Compensation Committee used in fiscal year 2025 to link a measure of pay calculated in accordance with Item 402(v) (referred to as compensation actually paid, or CAP) to our performance;
•
A table that compares the total compensation of our named executive officers’ (NEOs) as presented in the Summary Compensation Table (SCT) to CAP and that compares CAP to specified performance measures; and
•
Graphs that describe:

o
the relationships between CAP and our cumulative total shareholder return (TSR), GAAP Net Income and our selected measure, Total Cash (defined as all cash and cash equivalents); and
o
the relationship between our TSR and the TSR of the Nasdaq Biotechnology Index (Peer Group TSR).

Note: pursuant to Item 402(v)(8), Lite Strategy, as a smaller reporting company (SRC), has provided the information required by 402(v) for three years, instead of five years and is not required to provide the disclosure required by 402(v)(2)(iv) or 402(v)(5) with respect to the total shareholder return of any peer group, the Selected Measure disclosure required by 402 (v)(2)(vi), or the Tabular List provided pursuant to 402(v)(6).

Given our current pay program, the only difference between the SCT and CAP amounts for our NEOs is the value of equity awards, which for purposes of the SCT is based on the grant date fair value of equity awards granted during the year and for purposes of CAP is based on the year over year change in the fair value of equity awards that are outstanding and unvested as of the end of the year or that vested, or were forfeited during the year.

Our Most Important Metrics Used for Linking Pay and Performance. As required by Item 402(v), below are the most important metrics linking CAP to performance for fiscal year 2025. Because of our strategic alternatives announcement during the first quarter of fiscal year 2025, the only financial performance measure the Compensation Committee used to link executive compensation to performance in fiscal year 2025 was Total Cash, which is defined as total cash and cash equivalents on the consolidated balance sheets as of June 30, 2025.

Compensation decisions are made each year taking into account a number of other factors. Target pay levels are primarily set based on clinical milestones, individual performance, scope of responsibility, and an annual assessment of pay competitiveness within the market, but aside from Total Cash, no additional financial performance measures were used by us to link compensation actually paid to our NEOs in fiscal year 2025 to our performance.

Pay Versus Performance Table. In accordance with Item 402(v) and under rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the tabular disclosure for our Chief Executive Officer (our Principal Executive Officer or PEO) and the average of our NEOs other than the PEO for fiscal years 2023, 2024 and 2025.

									Value of Initial Fixed $100 Investment Based on Total Shareholder Return
Fiscal Year	Summary Compensation Table Total for Current PEO (File)(1)	Compensation Actually Paid to Current PEO (File)(2,3)	Summary Compensation Table Total for Former PEO (Urso)(1)	Compensation Actually Paid to Former PEO (Urso)(2,3)	Summary Compensation Table Total for Former PEO (Gold)(1)	Compensation Actually Paid to Former PEO (Gold)(2,3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2,3)	Lite Strategy Total Shareholder Return	Peer Total Shareholder Return(4)	Lite Strategy Net (Loss) Income ($ Millions)	Company Selected Measure: Total Cash ($Millions)(5)
(a)	(b)	(c)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$912,667	$893,199	$934,046(6)	$683,160(6)	$—	$—	$708,134(7)	$645,430(7)	$26	$113	$(16)	$18
2024	$—	$—	$894,905	$220,789	$—	$—	$730,912	$558,052	$31	$121	$18	$38
2023	$—	$—	$2,101,058	$1,721,979	$2,446,640	$1,857,113	$772,486	$642,744	$54	$109	$(32)	$101
(1)
The PVP table reflects required disclosures for fiscal years 2023, 2024 and 2025. The following table reflects our Principal Executive Officer (PEO) and non-PEO NEOs in each of the fiscal years presented:

Fiscal Year	PEO	Non-PEO NEOs
2025	Justin J. File (Current) David M. Urso (Former)	Richard G. Ghalie
2024	David M. Urso (Current)	Justin J. File and Richard G. Ghalie
2023	David M. Urso (Current) Daniel P. Gold (Former)	Brian G. Drazba and Richard G. Ghalie

(2)
The amounts shown for CAP have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation earned, realized, or received by our NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)
CAP is calculated by taking Summary Compensation Table total compensation: a) less the stock award and stock option grant values; b) plus the year over year change in the fair value of stock and option awards that are unvested as of the end of the year, or that vested, or were forfeited during the year. No adjustments were made for pension arrangements, which we do not sponsor. Reconciliation of the Summary Compensation Table total compensation and CAP is summarized in the following table:

	Current PEO (File)(i)
Fiscal Year	2023	2024	2025
SCT Total	$—	$—	$912,667
Stock and Option Award Values Reported in SCT for the Covered Year	—	—	—
Fair Value of Outstanding Unvested Stock and Option Awards Granted in the Covered Year	—	—	—
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	—	—	(15,787)
Fair Value of Stock and Option Awards Granted in Covered Year that Vested	—	—	—
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in Covered Year	—	—	(3,681)
Fair Value of Stock and Option Awards Forfeited during the Covered Year	—	—	—
Compensation Actually Paid	$—	$—	$893,199

	Former PEO (Urso)(i)
Fiscal Year	2023	2024	2025
SCT Total	$2,101,058	$894,905	$934,046
Stock and Option Award Values Reported in SCT for the Covered Year	(1,352,600)	—	—
Fair Value of Outstanding Unvested Stock and Option Awards Granted in the Covered Year	1,097,045	—	—
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	(70,864)	(511,128)	—
Fair Value of Stock and Option Awards Granted in Covered Year that Vested	—	—	—
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in Covered Year	(52,660)	(162,988)	1,757
Fair Value of Stock and Option Awards Forfeited during the Covered Year	—	—	(252,643)
Compensation Actually Paid	$1,721,979	$220,789	$683,160

	Former PEO (Gold)(i)
Fiscal Year	2023	2024	2025
SCT Total	$2,446,640	$—	$—
Stock and Option Award Values Reported in SCT for the Covered Year	(584,700)	—	—
Fair Value of Outstanding Unvested Stock and Option Awards Granted in the Covered Year	—	—	—
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	—	—	—
Fair Value of Stock and Option Awards Granted in Covered Year that Vested	193,830	—	—
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in Covered Year	(130,139)	—	—
Fair Value of Stock and Option Awards Forfeited during the Covered Year	(68,518)	—	—
Compensation Actually Paid	$1,857,113	$—	$—

	Average Non-PEO(i)
Fiscal Year	2023	2024	2025
SCT Total	$772,486	$730,912	$708,134
Stock and Option Award Values Reported in SCT for the Covered Year	(177,850)	(79,900)	—
Fair Value of Outstanding Unvested Stock and Option Awards Granted in the Covered Year	104,625	28,797	—
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	(32,041)	(93,289)	—
Fair Value of Stock and Option Awards Granted in Covered Year that Vested	—	—	—
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in Covered Year	(24,476)	(28,468)	154
Fair Value of Stock and Option Awards Forfeited during the Covered Year	—	—	(62,858)
Compensation Actually Paid	$642,744	$558,052	$645,430

(i) The fair value of options awards used to calculate CAP was determined using the Black-Scholes option pricing model, in accordance with FASB 718
(4)
The Peer Group TSR set forth in this table utilizes the Nasdaq Biotechnology Index, which we also utilized in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the fiscal year ended June 30, 2019. As a SRC, we do not have to provide and have not provided, this stock performance graph in subsequent annual reports. The comparison assumes $100 was invested for the period starting June 30, 2022, through the end of the listed year in us and in the Nasdaq Biotechnology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined Total Cash to be the most important financial performance measure used to link our performance to CAP to our PEO and Non-PEO NEOs in 2025. Total Cash is defined as total cash and cash equivalents.
(6)
These amounts have been adjusted, as compared to the corresponding amounts set forth in our Annual Report on Form 10-K for the year ended June 30, 2025, to reflect that Mr. Urso also received an aggregate of $67,788 during fiscal year 2025 following his termination, in consulting fees and a success fee related to the previously disclosed sale of certain of our assets, in October 2024, to Aardvark Therapeutics, Inc.
(7)
These amounts have been adjusted, as compared to the corresponding amounts set forth in our Annual Report on Form 10-K for the year ended June 30, 2025, to reflect that Dr. Ghalie also received an aggregate of $30,472 during fiscal year 2025, following his termination, in consulting fees and a success fee related to the previously disclosed sale of certain of our assets, in October 2024, to Aardvark Therapeutics, Inc.

Relationship between CAP and TSR. The chart below reflects the relationship between the PEO and average non-PEO NEO CAP versus our TSR and the Peer Group TSR.

Relationship between CAP and GAAP Net (Loss) Income. The chart below reflects the relationship between the PEO and average non-PEO NEO CAP and our GAAP Net (Loss) Income.

Relationship between CAP and Total Cash (our Company-Selected Measure). The chart below reflects the relationship between the PEO CAP and average non-PEO NEO CAP and our Total Cash.

Compensation of Directors

The following table provides details of the fees paid to our non-executive directors who served on the Board for the fiscal year ended June 30, 2025:

	Fees Earned or Paid in Cash ($) (1)	OptionAwards($)(2)	Total($)
Name
Charles V. Baltic III (3)	$5,654	$—	$5,654
Frederick W. Driscoll (4)	98,530	—	98,530
Nicholas R. Glover, Ph.D. (5)	70,600	—	70,600
Thomas C. Reynolds, M.D., Ph.D. (6)(7)	63,100	—	63,100
Taheer Datoo (8)(9)	69,915	—	69,915
James Flynn (10)	60,304	—	60,304
Steven Wood (11) (12)	—	—	—

(1) For the fiscal year ended June 30, 2025, each of our non-executive directors received an annual cash retainer of $45,600 (prorated for a partial year of service). In addition to the annual cash retainer, the Board chair received additional annual compensation of $35,000 and each Board Committee chair received additional compensation as follows: Audit Committee: $20,000; Compensation Committee: $15,000; and Nominating and Governance Committee: $10,000. Committee members not receiving compensation as a committee chair received additional compensation as follows: Audit Committee: $10,000; Compensation Committee: $7,500 and Nominating and Governance Committee: $5,000. Such amounts are pro-rated for periods of service less than the full fiscal year.

(2)
Represents the aggregate grant date fair value of options granted in accordance with FASB ASC Topic 718. No stock options were granted to non-employee directors during fiscal year 2025.
(3)
Mr. Baltic resigned as chair of our Board effective July 22, 2024 and received pro-rated cash compensation of $5,654 in connection with his service as a Board member and chair of the Board.
(4)
Mr. Driscoll became the chair of our Board as of July 22, 2024. He received cash compensation of $78,530 in connection with his service as a Board member and chair of our Board and $20,000 in connection with his service as the chair of the Audit Committee.
(5)
Dr. Glover received cash compensation of $45,600 in connection with his service on the Board, $15,000 in connection with his service as chair of the Compensation Committee and $10,000 in connection with his service on the Audit Committee.
(6)
Dr. Reynolds received cash compensation of $45,600 in connection with his service on the Board, $7,500 in connection with his service on the Compensation Committee and $10,000 in connection with his service as chair of the Nominating and Governance Committee.

(7)
Dr. Reynolds resigned from our Board effective November 4, 2025.
(8)
Mr. Datoo received cash compensation of $45,600 in connection with his service on our Board and $5,000 in connection with his service on the Nominating and Governance Committee. Mr. Datoo also received $19,315 as the cash equivalent of the vested grant date fair value of options granted in accordance with FASB ASC Topic 718.
(9)
Mr. Datoo resigned from our Board effective July 22, 2024.
(10)
Mr. Flynn received cash compensation of $45,600 in connection with his service on our Board, $10,000 in connection with his service on the Audit Committee and $4,704 in connection with his service on the Nominating and Governance Committee.
(11)
Mr. Wood waived all compensation associated with his service on our Board for fiscal year 2025.
(12)
Mr. Wood resigned from our Board effective August 5, 2025.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. Subject to certain exceptions, the indemnification agreements provide that an indemnitee will be indemnified for all expenses incurred or paid by the indemnitee in connection with a proceeding to which the indemnitee was or is a party, or is threatened to be made a party, by reason of the indemnitee’s status with or service to us or to another entity at our request. In connection with proceedings other than those by or in the right of our company and to which the indemnitee was or is a party, or is threatened to be made a party, by reason of the indemnitee’s status with or service to us or to another entity at our request, the indemnification agreements provide that an indemnitee will also be indemnified for all liabilities incurred or paid by the indemnitee. The indemnification agreements also provide for advancement of expenses incurred by an indemnitee in connection with an indemnifiable claim, subject to reimbursement in certain circumstances.

The rights of each indemnitee are in addition to any other rights provided for under our amended and restated certificate of incorporation and our amended and restated by-laws, as may be amended from time to time, and under Delaware law.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We entered into separation agreements with each of Mr. Urso, our former President and Chief Executive Officer, and Dr. Ghalie, our former Chief Medical Officer, in each case effective as of August 1, 2024. Mr. Urso agreed to a general release of claims in exchange for (i) a lump sum payment of $614,000, which is equal to 12 months of his annual base salary, (ii) a pro-rated annual bonus for the fiscal year ending June 30, 2025, (iii) up to twelve (12) months of continued COBRA coverage and (iv) accelerated vesting of the stock options that would have vested during the 12 months following his separation date. Dr. Ghalie agreed to a general release of claims in exchange for (i) a lump sum payment of $503,165, which is equal to 12 months of his annual base salary, (ii) a pro-rated annual bonus for the fiscal year ending June 30, 2025, (iii) up to twelve (12) months of continued COBRA coverage and (iv) accelerated vesting of the stock options that would have vested during the 12 months following his separation date.

We entered into a consulting agreement with Dr. Ghalie under which he remains available to assist us in strategic efforts or ongoing operations. In addition, we entered into a consulting agreement with Mr. Urso, which was terminated in February 2025. We paid Mr. Urso $475 per hour. We pay Dr. Ghalie $475 per hour and he is eligible to receive a success fee in the form of a lump sum cash payment equal to a two percent of the net proceeds from any sale of assets.

As previously disclosed in our Current Report on Form 8-K dated August 6, 2025, the Board approved the appointment of Joshua Riezman to the Board on August 5, 2025 pursuant to a Side Letter (the Side Letter) with GSR entered into in connection with the PIPE on July 22, 2025. Pursuant to the Side Letter, GSR, a Purchaser in the PIPE, had the right to nominate one person to serve on the Board. In accordance with the Side Letter, Mr. Riezman was appointed to the class of directors who is up for reelection at our Annual Meeting.

In connection with the PIPE, we entered into an Advisory Agreement (the Advisory Agreement) with Green Dragon Investments LLC (Green Dragon). Charlie Lee, who was appointed as a member of the Board and serves in the class of directors who will be up for reelection at our annual meeting of stockholders for fiscal 2027, is a beneficiary of Green Dragon. Pursuant to the Advisory Agreement, Green Dragon provides us with asset management services and we pays Green Dragon a fee in warrants to purchase a number of shares of the common stock calculated based on the amount of assets under management. Mr. Lee is not entitled to received compensation as a member of the Board under the terms of the Advisory Agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF LITE STRATEGY

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of December 15, 2025 (except as otherwise indicated below) by (i) each person known to beneficially own more than 5% of our common stock, (ii) each of our named executive officers and directors and (iii) our officers and directors as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or restricted stock units, exercisable or convertible on or within sixty (60) days of December 15, 2025, are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The percentage of beneficial ownership described below is based on 36,769,677 shares of common stock outstanding, plus adjustments to the number of shares of common stock outstanding as described above, as of December 15, 2025.

Name and Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percentage of Shares Beneficially Owned
Alexander Schornstein (1)	4,365,472	11.87%
Citadel CEMF Investments Ltd (2)	3,673,291	9.99%

Directors and Named Executive Officers
Justin J. File (3)	65,535	*
Frederick W. Driscoll (4)	63,722	*
Nicholas R. Glover, Ph.D. (5)	64,181	*
James Flynn (6)	80,728	*
Charles B. Lee (7)	292,397	*
Joshua Riezman (8)	19,029	*
David M. Urso	—	—
Richard G. Ghalie (9)	90,908	*
All Current Directors and Executive Officers as a Group (6 People)	585,592	1.60%

* Represents beneficial ownership of less than 1%

(1)

Based upon information contained in Amendment No. 1 to Schedule G filed by Alexander Schornstein on September 10 2025. Mr. Schornstein has sole voting and dispositive power as to the shares. The principal address is Kaiser-Friedrich-Allee 2, 52074 Aachen, Germany 004915142314669.
(2)
Based upon information contained in Schedule G filed by Citadel Advisors LLC, Citadel Advisors Holdings LP, Citadel GP LLC, Citadel Securities LLC, Citadel Securities Group LP, Citadel Securities GP LLC and Kenneth Griffin on July 29, 2025, shares beneficially owned consists of (i) 3,167,695 shares of common stock held directly, with respect to which each Citadel Advisors LLC, Citadel Advisors Holdings LP and Citadel GP LLC have shared voting and dispositive power, (ii) 78,193 shares of common stock held directly, with respect to which each Citadel Securities LLC, Citadel Securities Group LP and Citadel Securities GP LLC have shared voting and dispositive power. Mr. Griffin has shared voting and dispositive power for the total 3,245,888 shares of common stock. This number also includes 427,403 shares underlying Pre-Funded Warrants exercised in October 2025, after the Form 13G was filed with the SEC based on our records after giving effect to a beneficial ownership blocker in such warrants which prohibits the holder from beneficially owning more than 9.99% of the outstanding shares of our common stock, with respect to which each Citadel Securities LLC, Citadel Securities Group LP and Citadel Securities GP LLC have shared voting and dispositive power. The shares are held of record. The principal address is 830 Brickell Plaza, Miami, Florida 33131.
(3)
Includes 65,535 shares issuable to Mr. File upon the exercise of vested stock options that are exercisable within 60 days of December 15, 2025. Mr. File exercises sole voting and investment control with respect to the shares. Mr. File's business address is c/o Lite Strategy, Inc., 9920 Pacific Heights Blvd., Suite 150, San Diego, California, 92121.
(4)
Includes 61,847 shares issuable to Mr. Driscoll upon the exercise of stock options that are exercisable within 60 days of December 15, 2025, and 1,875 shares of common stock. Mr. Driscoll exercises sole voting and investment control with respect to the shares. Mr. Driscoll’s address is c/o Lite Strategy, Inc., 9920 Pacific Heights Blvd., Suite 150, San Diego, California, 92121.
(5)
Includes 64,181 shares issuable to Dr. Glover upon the exercise of stock options that are exercisable within 60 days of December 15, 2025. Dr. Glover’s business address is c/o Lite Strategy, Inc., 9920 Pacific Heights Blvd., Suite 150, San Diego, California, 92121.
(6)
Includes 50,728 shares issuable to Mr. Flynn upon the exercise of stock options that are exercisable within 60 days of December 15, 2025, and 30,000 shares of common stock. Mr. Flynn exercises sole voting and investment control with respect to the shares. Mr. Flynn’s business address is c/o Lite Strategy, Inc., 9920 Pacific Heights Blvd., Suite 150, San Diego, California, 92121.
(7)
Includes 292,397 shares of common stock. Mr. Lee exercises sole voting and investment control with respect to the shares. Mr. Lee's business address is c/o Lite Strategy, Inc. 9920 Pacific Heights Blvd. Suite 150, San Diego, California, 92121.
(8)
Includes 19,029 shares issuable to Mr. Riezman upon the exercise of stock options that are exercisable within 60 days of December 15, 2025. Mr. Riezman exercises sold voting and investment control with respect to the shares. Mr. Riezman's business address is c/o Lite Strategy, Inc., 9920 Pacific Heights Blvd., Suite 150, San Diego, California, 92121.
(9)
Includes 89,462 shares issuable to Dr. Ghalie upon the exercise of stock options exercisable within 60 days of December 15, 2025 and 1,446 shares of common stock. Dr. Ghalie exercises sole voting and investment control with respect to the shares. Dr. Ghalie's business address is c/o Lite Strategy, Inc., 9920 Pacific Heights Blvd., Suite 150, San Diego, California, 92121.

WHERE YOU CAN FIND MORE INFORMATION

Lite Strategy files annual, quarterly and current reports, proxy statements and other information with the SEC. Lite Strategy’s SEC filings are available to the public from commercial document retrieval services and on the website maintained by the SEC at http://www.sec.gov.

If you would like to request documents from Lite Strategy, please send a request in writing or by telephone at the following address:

Lite Strategy, Inc.

9920 Pacific Heights Blvd., Suite 150

San Diego, CA 92121

(858) 369-7100

Attn: Investor Relations

You should rely only on the information contained in this document to vote your shares at the Annual Meeting. Lite Strategy has not authorized anyone to provide you with information that differs from that contained in this document. This document is dated December 30, 2025. You should not assume that the information contained in this document is accurate as of any date other than that date.

Information on Lite Strategy’s Website

Information on any Lite Strategy’s website is not part of this document, and you should not rely on that information in deciding whether to approve any of the proposals described in this document unless that information is also in this document.

OTHER MATTERS FOR STOCKHOLDERS

Stockholder Proposals

Stockholders who intend to present proposals at our fiscal 2027 annual meeting of stockholders under SEC Rule 14a-8 must ensure that such proposals are received by our Secretary no later than September 1, 2026. Such proposals must meet the requirements of the SEC to be eligible for inclusion in our fiscal 2027 proxy materials. Notwithstanding the foregoing, in the event the date of annual meeting for fiscal 2027 is changed by more than 30 days from the date of the annual meeting for fiscal 2026, all stockholder proposals must be submitted a reasonable time before a solicitation is made.

In accordance with our bylaws, stockholder proposals, including stockholder nominations for candidates for election as directors, that are intended to be presented by stockholders at the fiscal 2027 annual meeting of stockholders but not submitted for inclusion in the proxy statement for our fiscal 2027 annual meeting of stockholders pursuant to SEC Rule 14a-8, must be received by us no earlier than October 15, 2026 and no later than November 14, 2026, unless we change the date of our fiscal 2027 annual meeting more than 30 days before or more than 60 days after February 12, 2027, in which case stockholder proposals must be received by us no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting.

Communication with the Lite Strategy Board of Directors

Lite Strategy’s stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Lite Strategy, Inc., Attn: Secretary, 9920 Pacific Heights Blvd., Suite 150, San Diego, California, 92121. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on Lite Strategy’s website.

Householding of Proxy Materials for Lite Strategy Stockholders

This year, a number of brokers with account holders who are Lite Strategy stockholders will be “householding” Lite Strategy’s proxy materials. A single copy of this Proxy Statement will be delivered to multiple Lite Strategy stockholders sharing an address unless contrary instructions have been received from the affected Lite Strategy stockholders. This process potentially means extra convenience for stockholders and cost savings for us. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you notify your broker or Lite Strategy that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Lite Strategy, Inc., 9920 Pacific Heights Blvd., Suite 150, San Diego, California, 92121, or (3) contact Lite Strategy’s Chief Executive and Chief Financial Officer, Justin J. File, at: (858) 369-7100. Upon a written or oral request to the address or telephone number above, Lite Strategy will promptly deliver a separate copy of the Proxy Statement and Annual Report to a Lite Strategy stockholder at a shared address to which a single copy of the proxy statements was delivered. Lite Strategy stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

RATIFICATION OF APPOINTMENT OF CBIZ CPAs

(PROPOSAL NO. 3)

Background

The Audit Committee has selected CBIZ CPAs (CBIZ) as independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2026. The Board is submitting the appointment of CBIZ to the stockholders for ratification as a matter of good corporate practice.

Deloitte & Touche LLP (Deloitte) performed the annual audit of our financial statements for the fiscal years ended June 30, 2025 and 2024. Deloitte’s report did not contain an adverse opinion or disclaimer of option nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. On December 2, 2025, our Audit Committee approved the change in our independent registered public accounting firm effective December 2, 2025 to CBIZ.

Representatives of CBIZ are expected to attend the Annual Meeting. The CBIZ representatives will have an opportunity to make a statement at the meeting and are expected to be available to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The following table represents aggregate fees from our principal accounting firm, Deloitte, for the two fiscal year ended June 30, 2025 and 2024.

	June 30, 2025	June 30, 2024
Audit Fees (1)	$579,711	$528,525
Audit-Related Fees	—	—
Tax Fees (2)	—	—
All Other Fees	—	—
Total Fees	$579,711	$528,525
(1)
Audit Fees relate to professional services rendered in connection with the audit of our annual consolidated financial statements, quarterly review of consolidated financial statements included in our Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings, including providing consents for inclusion of their opinion in registration statements filed with the Securities and Exchange Commission and comfort letters in connection with sales of securities.
(2)
Tax Fees consist of fees for professional services related to tax compliance and advice.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedure for pre-approving all audit and non-audit services to be performed by our independent auditors. The policy requires pre-approval of all services rendered by our independent auditors either as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on a case-by-case basis.

VOTE REQUIRED

The ratification of the appointment of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending June 30, 2026 will require approval by the majority of the votes cast by the holders of the shares of our common stock voting in person or by proxy at the Annual Meeting. Stockholders may vote either for or against or abstain from voting on the proposal to ratify the selection CBIZ CPAs as our independent registered public accounting firm. Abstentions and broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will have no effect on the outcome of the proposal. A failure to vote by not returning a signed proxy will have no effect on the outcome of the proposal.

In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection of audit firms, but may decide not to change its selection. Even if the appointment is ratified, the Audit Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change would be in our stockholders’ best interest.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF CBIZ CPAs TO ACT AS LITE STRATEGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2026.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Lite Strategy has furnished the following report on its activities during the fiscal year ended June 30, 2025. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, except to the extent that Lite Strategy specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended June 30, 2025, the members of the Audit Committee were Messers. Driscoll (Committee Chair) and Flynn, and Dr. Glover, each of whom was an independent director as defined by the applicable Nasdaq and SEC rules. The Audit Committee met four times during the fiscal year ended June 30, 2025.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Deloitte for the fiscal year ended June 30, 2025. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management Lite Strategy’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of Lite Strategy’s internal controls and the overall quality of Lite Strategy’s financial reporting.

Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee will continue its practice of recommending that the Board of Directors ask the stockholders, at their annual meeting, to ratify their appointment of the independent auditors for the fiscal year ending June 30, 2026.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301 - Communications with Audit Committees. Lite Strategy’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2025, for filing with the SEC.

Mr. Frederick W. Driscoll

Mr. James Flynn

Dr. Nicholas R. Glover

(For the fiscal year ended June 30, 2025, the members of the Audit Committee were Mr. Driscoll (Committee Chair), Mr. Baltic (through his departure from the Board on July 22, 2024), Mr. Flynn and Dr. Glover, each of whom is an independent director as defined by the applicable Nasdaq and SEC rules.)

APPROVAL OF

2026 STOCK OMNIBUS EQUITY COMPENSATION PLAN

(PROPOSAL NO. 4)

We are asking our stockholders to approve a proposal to adopt the Lite Strategy, Inc. 2026 Omnibus Equity Compensation Plan (the 2026 Plan) at our Annual Meeting. The Board adopted the 2026 Plan on December 17, 2025, subject to stockholder approval, to encourage employees, non-employee directors, and advisors of Lite Strategy and our affiliates to contribute materially to our welfare and growth. If approved by our stockholders, the 2026 Plan will become effective as of the date of the stockholder approval (the Effective Date).

The 2026 Plan is intended to replace the MEI Pharma, Inc. 2008 Omnibus Equity Compensation Plan, as amended and restated (the 2008 Plan). No additional grants will be made under the 2008 Plan on or after the Effective Date of the 2026 Plan. Outstanding grants under the 2008 Plan will continue to be in effect according to their terms.

If our stockholders do not approve the 2026 Plan, we will continue to be able to grant awards under the 2008 Plan. As of December 15, 2025, 644,697 shares of our Common Stock are available for grant under the 2008 Plan.4

The Board is seeking stockholder approval of the 2026 Plan in order to (i) meet Nasdaq listing requirements, (ii) allow incentive stock options awarded under the 2026 Plan to meet the requirements of the Internal Revenue Code (the Code), (iii) maintain a limit on annual compensation of non-employee directors, and (iv) conform to good corporate governance.

Reasons for the New Equity Plan

Equity incentive compensation plays a key role in our efforts to attract and retain key personnel essential to our long-term growth and financial success. We are asking our stockholders to approve the 2026 Plan to assist us in attracting, motivating, and retaining highly qualified employees, directors, and advisors.

Offering a broad-based equity compensation program is vital to attracting and retaining highly skilled people in the highly competitive areas in which we operate. We use equity awards to increase incentives on the part of employees, directors, and advisors who provide important services to us. We believe that providing an equity stake in the future success of our company motivates these individuals to achieve our long-term business goals and to increase stockholder value. Their innovation and productivity are critical to our success. Accordingly, approving the 2026 Plan is in the best interest of our stockholders because equity awards help us to:

•
attract, motivate, and retain talented employees, non-employee directors, and advisors;
•
align the interests of award recipients and stockholders; and
•
link compensation with our performance.

We strongly believe that approval of 2026 Plan will enable us to achieve our goals in attracting and retaining our most valuable asset: our employees and other service providers.

Without an appropriate reserve of shares of Common Stock (Shares) to grant competitive equity-based incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain, and motivate the talent critical to our future successes. These cash replacement alternatives could, among other things, reduce the cash available for investment in growth and development and cause a loss of motivation by employees to achieve superior performance over a longer period of time. Equity-based incentives, by contrast, directly align a portion of the compensation of our service providers with the economic interests of our stockholders.

For that reason, we have structured the 2026 Plan to provide flexibility in designing equity incentive programs with a broad array of equity incentives, such as stock options, stock awards, stock units, stock appreciation rights, and other stock-based awards, and implement competitive incentive compensation programs for its employees and other service providers. If the 2026 Plan is approved, the 2026 Plan and our Amended and Restated 2021 Inducement Grant Equity Compensation Plan (the Inducement Plan) will be the only plans under which new equity awards may be granted to our employees and other service providers. If this Proposal 4 is not approved, then we would be at a disadvantage against our competitors for recruiting, retaining, and motivating individuals critical to our success and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs.

How We Determined the Size and Terms of the 2026 Plan

If this Proposal 4 is approved by our stockholders, subject to adjustments as described below, the maximum aggregate number of Shares that may be issued under the 2026 Plan will equal (i) 2,000,000 Shares, plus (ii) the Shares reserved for issuance under the

2008 Plan that remain available for grant under the 2008 Plan as of the Effective Date, plus (iii) any Shares underlying outstanding grants under the 2008 Plan that, following the Effective Date, expire, or are forfeited, terminated, surrendered, or cancelled for any reason without issuance of such Shares.

When determining the number of shares to be authorized for issuance under the 2026 Plan, the Board and Compensation Committee worked with FW Cook and considered a number of factors, including managing annual share usage, total equity overhang, and supporting competitive market grant practices.

Highlights of the 2026 Plan

•
No Evergreen Provision. The 2026 Plan does not contain an “evergreen” Share reserve that will automatically increase the number of Shares authorized for issuance under the 2026 Plan.
•
Limits on Grants to Non-Employee Directors. The 2026 Plan imposes an aggregate limit on the value of awards that may be granted, when aggregated with cash fees that may be paid, to each non-employee director for services as a non-employee member of the Board in any year to $400,000 in total value.
•
No Repricing of Stock Options or Stock Appreciation Rights. The 2026 Plan prohibits the repricing of stock options and stock appreciation rights (SARs) without stockholder approval.
•
No Liberal Change in Control Definition. The 2026 Plan provides that a Change in Control (as defined below) based on specified transactions does not occur until the transactions have been consummated. In addition, the threshold at which an acquisition by a single person or entity of Shares would trigger a Change in Control is 50% of our outstanding Shares.
•
No Liberal Share Recycling Provisions. The 2026 Plan prohibits the re-use of Shares withheld or delivered to satisfy the exercise price of a stock option or to satisfy tax withholding requirements associated with any award. The 2026 Plan also prohibits “net share counting” upon the exercise of SARs and prohibits the re-use of Shares purchased on the open market with the proceeds of option exercises.
•
Grants Subject to Clawback. Grants under the 2026 Plan will be subject to any clawback provisions adopted by the Board or Compensation Committee from time to time, including the clawback policy we adopted pursuant to requirements of the NASDAQ Stock Market LLC.
•
Independent Committee Administration. The 2026 Plan will be administered by an independent committee of the Board.
•
Ban On In-the-Money Stock Options and SARs. The 2026 Plan prohibits the grant of stock options or SARs with an exercise price or base price that is less than fair market value on the date of grant.
•
No Dividends on Unvested Awards. The 2026 Plan prohibits dividends or dividend equivalents to be granted in connection with stock options or SARs and prohibits payment of dividends or dividend equivalents on unvested awards until the underlying awards have vested.

Dilution Analysis

The following table sets forth our potential dilution levels based on our Common Stock outstanding as of December 15, 2025, the new Shares requested for issuance under the 2026 Plan and our total equity awards outstanding as of December 15, 2025. The Board believes that the number of Shares requested under the 2026 Plan represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards.

Potential Overhang with 2,000,000 Requested Shares:
Number of shares relating to stock options outstanding as of December 15, 2025 (1)(4)	1,145,188
Weighted-average remaining term of outstanding options (in years) as of December 15, 2025	6.38
Weighted-average exercise price of outstanding options as of December 15, 2025	$18.84
Number of Shares relating to Full Value Awards outstanding as of December 15, 2025 (2)	—
Total equity awards outstanding as of December 15, 2025 (3)	1,145,188
Number of Shares available for grant as of December 15, 2025 under the 2008 Plan (4)	644,697
Number of Shares authorized as of December 15, 2025 under the Inducement Plan (4)	163,698
Number of new Shares requested under the 2026 Plan	2,000,000
Potential dilution of 2,000,000 new Shares requested under the 2026 Plan as a percentage of Fully-Diluted Shares of common stock	4.91%
Total potential overhang under the 2026 Plan (5)	9.71%
Number of shares of Common Stock outstanding as of December 15, 2025	36,769,677
Fully-Diluted Shares of Common Stock (6)	40,723,260

____________________

1.
Stock options outstanding includes any stock options granted under the 2008 Plan and under the Inducement Plan.
2.
Full Value Awards refer to any a stock unit, stock award or other stock-based award outstanding under the 2008 Plan or the Inducement Plan.
3.
Total Equity Awards represents the sum of outstanding stock options and outstanding Full Value Awards, in each case as of December 15, 2025. As of the Effective Date, the Shares available for grant on the Effective Date under the 2008 Plan will be available for grant under the 2026 Plan and no Shares will be available for grant under the 2008 Plan. The Inducement Plan will remain in effect and shares will continue to be available for grant under the Inducement Plan.
4.
As of the Effective Date, the Shares available for grant on the Effective Date under the 2008 Plan will be available for grant under the 2026 Plan and no Shares will be available for grant under the 2008 Plan. The Inducement Plan will remain in effect and Shares will continue to be available for grant under the Inducement Plan.
5.
Total Potential Overhang includes the sum of the total number of equity awards outstanding as of December 15, 2025, the number of Shares available for grant under the 2008 Plan as of December 15, 2025, the number of shares available for grant under the Inducement Plan as of December 15, 2025, and the number of Shares requested for the 2026 Plan divided by fully-diluted shares outstanding.
6.
Fully Diluted Shares reflects the sum of the total number of Shares outstanding as of December 15, 2025, the total number of equity awards outstanding as of December 15, 2025, the number of Shares available for grant under the 2008 Plan as of December 15, 2025, the number of shares available for grant under the Inducement Plan as of December 15, 2025, and the number of additional Shares requested for grant under the 2026 Plan.

The request for stockholders to approve 2,000,000 Shares available for new awards under the 2026 Plan is determined at a level expected to be sufficient for approximately two to three more years of expected new awards, assuming we continue to grant awards consistent with our current practices and historical usage, and further dependent on the share price of our Common Stock and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future share price of our Common Stock or future hiring activity with any degree of certainty at this time, and the share reserve under the 2026 Plan could last for a shorter or longer time.

Description of the 2026 Plan

The material terms of the 2026 Plan are summarized below. A copy of the full text of the 2026 Plan is attached to this Proxy Statement as Annex A. This summary of the 2026 Plan is not intended to be a complete description of the 2026 Plan and is qualified in its entirety by the actual text of the 2026 Plan to which reference is made.

Purpose

The purpose of the 2026 Plan is to provide a means for us to encourage employees, non-employee directors and advisors of Lite Strategy to contribute materially to the welfare and growth of Lite Strategy and our affiliates, and to attract, retain, and motivate our employees, non-employee directors and advisors by aligning their economic interests with those of our stockholders.

Administration of the 2026 Plan

The 2026 Plan generally will be administered by the Compensation Committee, except that the Board will perform the Compensation Committee’s functions under the 2026 Plan for purposes of grants to non-employee directors. The Compensation Committee (or Board, as applicable) has the authority, among other things, to: (i) select the individuals who will be granted awards under the 2026 Plan; (ii) determine the types and sizes of awards under the 2026 Plan; (iii) determine the terms and conditions of awards under the 2026 Plan, including, without limitation, any restrictions applicable to the award, any vesting schedules or the acceleration thereof, and any forfeiture provisions or waivers thereof; (iv) amend the terms and conditions of any previously issued grant, subject to the limitations described below; and (v) make all other determinations as required under the terms of the 2026 Plan or as the Compensation Committee (or Board, as applicable) deems necessary or advisable for the administration of the 2026 Plan.

Subject to applicable law and stock exchange requirements, the Compensation Committee may delegate its authority with respect to awards to employees or advisors who are not directors or executive officers subject to the requirements of Section 16 of the Exchange Act to our officers or managers or those of our affiliates.

Eligibility

All our employees and the employees of our affiliates, our non-employee directors, and the advisors who perform services for us and our subsidiaries are eligible to receive grants under the 2026 Plan. As of December 15, 2025, five employees and five non-employee directors eligible to participate in the 2026 Plan. As of such date, we had approximately four consultants who have received grants under the 2008 Plan and would be eligible to receive grants under the 2026 Plan. The Compensation Committee is authorized to select the persons to receive grants from among those eligible and will determine the number of Shares that are subject to each grant.

Types of Awards

Under the 2026 Plan, individual awards may take the form of:

•
Nonqualified stock options or NQSOs
•
Incentive stock options or ISOs
•
SARs
•
Stock units
•
Stock awards
•
Other stock-based awards

Limits on Shares Authorized under the 2026 Plan and Size of Awards

Subject to adjustment, as described below, the 2026 Plan authorizes a number of Shares for issuance equal to the sum of the following: (i) 2,000,000 Shares, plus (ii) the Shares that remained available for grants under the 2008 Plan as of the Effective Date, plus (iii) the number of Shares underlying any outstanding award granted under the 2008 Plan that, following the Effective Date, expires, or is terminated, surrendered, cancelled or forfeited for any reason without issuance of such Shares. Subject to adjustment, a maximum of 2,000,000 shares may be subject to ISOs.

Subject to applicable stock exchange listing and Code requirements, substitute awards (awards made or Shares issued by us in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by us or any subsidiary or with which we or any subsidiary combines) will not reduce the Shares authorized for grant under the 2026 Plan, nor will Shares subject to a substitute award be added to the Shares available for issuance or transfer under the 2026 Plan. Additionally, in the event that a company acquired by us or any subsidiary or with which we or any subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan may be used for grants under the 2026 Plan and will not reduce the Shares authorized for grant under the 2026 Plan.

Non-Employee Director Limit

Notwithstanding any other provision of the 2026 Plan to the contrary, subject to adjustments as described below, during any single calendar year, the aggregate grant date value (computed as of the date of grant in accordance with applicable financial accounting rules) of all grants to any non-employee director plus the sum of all cash payments paid or payable to such director for such year may not exceed $400,000.

Cancelled, Forfeited and other Terminated Awards

If and to the extent any awards under the 2026 Plan, or any outstanding grants under the 2008 Plan as of the Effective Date, are forfeited, terminated, cancelled, or otherwise not paid in full, the Shares subject to such grants will become available again for purposes of the 2026 Plan. Shares surrendered in payment of the exercise price of an option or withheld for payment of taxes of any grant, will not be available for re-issuance under the 2026 Plan. In addition, shares reacquired by us on the open market using the proceeds from the exercise of options will not be added to the shares available for future grants under the 2026 Plan. If SARs are granted and subsequently exercised, the full number of Shares subject to the SARs will be considered issued or transferred under the 2026 Plan, without regard to the number of Shares issued or transferred upon settlement of the SARs and without regard to any cash settlement of the SARs. Except as provided with respect to cash settlement of SARs, to the extent that any grants are paid in cash and not in Shares, any Shares previously subject to such grants will again be available for issuance or transfer under the 2026 Plan and will not count against the Share limits for purposes of Shares available under the 2026 Plan.

Adjustments for Changes in Common Stock and Certain Other Events

In the event that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange or issuance of shares or other securities, stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects our Shares, then the Compensation Committee will, in a manner it deems appropriate, make an adjustment to prevent dilution or enlargement of the rights of participants under the 2026 Plan, including adjustment in any or all of the following:

•
The number and kind of Shares reserved and available for awards under the 2026 Plan, including Shares reserved for ISOs;
•
The number and kind of Shares that may be issued in respect of outstanding awards; and
•
The price per Share or applicable market value of any outstanding award.

In addition, the Compensation Committee will make appropriate adjustments in the terms and conditions of, and the criteria included in, awards (including, without limitation, cancellation of unexercised or outstanding awards, or substitution of awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events affecting us or our financial statements, or in response to changes in applicable law, regulation, or accounting principles. Any adjustments by the Compensation Committee are final, binding, and conclusive.

Options

Under our 2026 Plan, the Compensation Committee may grant incentive stock options and nonqualified stock options. Incentive stock options may be granted to employees of Lite Strategy or any parent or subsidiary of the Company, according to Section 424 of the Code. Nonqualified stock options may be granted to employees, non-employee directors, and advisors. The exercise price of an option granted under the 2026 Plan will be determined by the Compensation Committee but cannot be less than the fair market value of a Share on the date the option is granted. If an incentive stock option is granted to a 10% stockholder, the exercise price cannot be less than 110% of the fair market value of a Share on the date the option is granted.

The Compensation Committee will determine the term of an option, with a term limit of no more than 10 years from the date of grant. However, an incentive stock option that is granted to a 10% stockholder cannot have a term that exceeds five years from the date of grant. In the event that on the last day of the term of an option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our Common Stock under our insider trading policy, the term of the option will be extended for a period of 30 days following the end of the legal prohibition, to the extent permitted under Section 409A of the Code.

Options granted under the 2026 Plan will become exercisable according to the terms and conditions set by the Compensation Committee in the grant agreement. The Compensation Committee will determine in the grant agreement under what circumstances and during what time periods a grantee may exercise an option after termination of employment or service. Any options granted to non-exempt employees cannot be exercisable for at least six months after the grant date, except as determined by the Compensation Committee.

A grantee can exercise an option that has become exercisable by delivering a notice of exercise to us The exercise price for any option is generally payable in cash or check. In certain circumstances, as permitted by the Compensation Committee, the exercise price may be paid by (i) the surrender of Shares with an aggregate fair market value on the date the option is exercised equal to the exercise price; (ii) payment through a broker in accordance with procedures established by the Federal Reserve Board; (iii) withholding Shares subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or (iv) such other method as the Compensation Committee approves.

The Compensation Committee may specify in a grant agreement that if on the last day of the term of an option the grantee has not exercised the option, the option has not expired, and the fair market value of one Share exceeds the exercise price per Share, then the option will automatically be exercised by us, and we will pay to the grantee the Shares subject to the option, as determined after net exercising and less applicable withholding taxes. To the extent such automatic exercise results in any fractional Shares, such Shares will be settled in cash.

Stock Awards

The Compensation Committee may grant stock awards of our Common Stock to anyone eligible under the 2026 Plan. Stock awards may be subject to restrictions as the Compensation Committee determines. The restrictions, if any, may lapse over a specified period or based on the satisfaction of pre-established criteria, as determined by the Compensation Committee, including, but not limited to, restrictions based on the achievement of performance goals. The grant agreement will set the period of time during which the stock awards will be subject to restrictions, during which time a grantee cannot sell, assign, transfer, pledge, or otherwise dispose of the Shares of a stock award, except as permitted by the Compensation Committee. Notwithstanding the foregoing sentence, the Compensation Committee may determine that the restrictions applicable to any stock award will lapse without regard to any restriction period.

If a grantee ceases to be employed by or provide services to us during any restricted period, or if other specified conditions are not met, any unvested portion of the stock award will terminate as to all Shares covered by the grant for which such restrictions have not lapsed, and those Shares will be immediately returned to us unless the Compensation Committee determines otherwise.

Unless otherwise determined by the Compensation Committee, a grantee will have the right to vote Shares and the right to receive dividends or other distributions paid on the Shares subject to the stock award, subject to any restrictions, including the achievement of performance goals, that the Compensation Committee may determine. Dividends with respect to stock awards will be subject to the same restrictions and risk of forfeiture as the underlying stock award, and will only be paid at the time such restrictions and risk of forfeiture lapse.

Stock Units

The Compensation Committee may grant stock units to anyone eligible to participate in the 2026 Plan. Stock units represent hypothetical Shares, and each represents a right that a grantee’s has to receive a Share or amount of cash based on the Common Stock’s value, if and when specified conditions are met.

The Compensation Committee may grant stock units that become payable if certain conditions or circumstances are met, including specified performance goals. Payment for stock units can be made in Common Stock, cash, or any combination of the two as determined by the Compensation Committee. All unvested stock units are forfeited if the grantee’s employment or service is terminated for any reason, unless the Compensation Committee determines otherwise.

Stock Appreciation Rights

The Compensation Committee may grant SARs to anyone eligible for the 2026 Plan separately or in tandem with any option. Tandem SARs for non-qualified stock options may be granted at the time an option is granted or while an option is outstanding. In the case of incentive stock options, SARs may only be granted at the time the incentive stock option is granted. The Compensation Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a Share as of the date of grant, as well as the vesting and other restrictions applicable to the exercisability of a SAR.

If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period will not exceed the number of Shares that the grantee may purchase upon exercising the related option during such period. Upon exercising the related option, the SARs relating to the Shares covered by the option will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of Shares. Generally, SARs may only be exercised while the grantee is employed by, or providing services to, us or during an applicable period following termination. In the case of tandem SARs, such SARs will only be exercisable during the period when the related option is exercisable. If a SAR is granted to a non-exempt employee, it may not be exercisable for at least six months after the date of grant.

When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying Common Stock over the base amount of the SAR. The appreciation of a SAR will be paid in Shares, cash or a combination of the two, as determined by the Compensation Committee. The Compensation Committee may specify in a grant agreement that if on the last day of the term of a SAR, the grantee has not exercise the SAR, the SAR has not expired, and the fair market value of one Share exceeds the base amount per Share, then the SAR will automatically be exercised by us, and we will pay to the grantee an amount equal to the stock appreciation of the SARs exercised, less applicable withholding taxes. To the extent such automatic exercise results in any fractional Shares, such Shares will be settled in cash.

The term of any SAR cannot exceed 10 years from the date of grant. In the event that on the last day of the term of a SAR, the exercised is prohibited by applicable law, including a prohibition on purchases or sales of our Common Stock under our insider trading policy, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, to the extent permitted under Section 409A of the Code.

Other Stock-Based Awards

The Compensation Committee may grant other stock-based awards that are based on or measured by our Common Stock to anyone who is eligible to participate in the 2026 Plan, subject to terms and conditions set by the Compensation Committee. Other stock-based awards may be subject to the achievement of performance goals or criteria, and may be payable in cash, Shares, or a combination of the two, as determined by the Compensation Committee.

Dividend Equivalents

The Compensation Committee may grant dividend equivalents in connection with stock units or other stock-based awards. Dividends equivalents granted in connection with an award of stock units or other stock-based award will vest and be paid only if and to the extent that the underlying award of stock units or other stock-based award is vested and paid. Dividend equivalents may be accrued as contingent cash obligations and may be payable in cash or Shares and upon terms and conditions set by the Compensation Committee, including the achievement of performance goals.

Dividends and dividend equivalents may not be granted in connections with options or SARs.

Deferrals

The Compensation Committee may permit or require grantees to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to the participant in connection with a grant of stock units or other stock-based awards under the 2026 Plan. The Compensation Committee will establish the rules and procedures applicable to any such deferrals and may provide for interest or other earnings to be paid on such deferrals, consistent with the requirements of Section 409A of the Code.

Change of Control

The Compensation Committee may provide in a grant agreement terms under which a grant may vest in the event of a grantee’s termination of employment or service with us or any of our affiliates in connection with, upon or within a specified time period after a change in control, or other terms as the Compensation Committee deems appropriate.

In the event of a change in control, the Compensation Committee may take one or more of the following actions with respect to any or all outstanding grants, without the consent of any grantee: (i) require surrender of outstanding vested options and SARs in exchange for payment by us, in cash or Shares, in an amount equal to the “spread” of each such award; (ii) provide for the cancellation of unvested grants for no consideration; (iii) provide for the cancellation of out-of-the-money grants for no consideration; (iv) after giving an opportunity to exercise outstanding options and SARs, terminate any or all unexercised awards at a time the Compensation Committee determines is appropriate; or (v) determine that outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation, (or a parent or subsidiary of the surviving corporation), and other outstanding grants that remain in effect after the change in control be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

In general, a change in control occurs under the 2026 Plan upon:

•
the acquisition by any person of 50% or more of the voting power of our then outstanding securities (subject to certain excepted transactions set forth in the 2026 Plan);
•
the consummation of a merger or consolidation of the Company, and as a result, less than 50% of votes to which shareholders of the surviving corporation would be entitled in the election of directors are held by persons who were shareholders of the Company immediately before the merger or consolidation, or where members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation;
•
a sale or disposition of all or substantially all of the assets of the Company; or
•
a liquidation or dissolution of the Company.

Prohibition on Repricing

Other than pursuant to an equitable adjustment, the Compensation Committee will not, without the approval of our stockholders, (a) lower the exercise price per Share of an option (or base price of a SAR) after it is granted, (b) cancel an option or SAR in exchange for an option or SAR with a lower exercise price, cash or another grant (other than in connection with a change in control), or (c) take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are listed.

Withholding

All grants under the 2026 Plan will be subject to applicable federal (including FICA), state, and local tax withholding requirements. We may require grantees receiving or exercising grants pay us or an affiliate the amount sufficient to satisfy any tax withholding requirements with respect to such awards, or we or an affiliate may deduct from wages paid by us or an affiliate the amount of any withholding due with respect to such grants, or Lite Strategy or an affiliate may take any other action that the Compensation Committee deems advisable to enable us or an affiliate to satisfy withholding and other tax obligations relating to any grant.

The Compensation Committee may permit tax withholding obligations to be satisfied by retaining Shares up to an amount that does not exceed the applicable tax rate for federal (including FICA), state and local tax liabilities.

Clawback and Recoupment

All grants made under the 2026 Plan are subject to (i) any applicable share trading policies and other policies approved or implemented by the Board or Compensation Committee from time to time and (ii) any applicable clawback policies approved by the Board or Compensation Committee from time to time, including the clawback policy required to be implemented by the NASDAQ Stock Market LLC, whether approved before or after the date of grant of an award.

Subject to applicable law, (a) grants are not considered earned, and the eligibility requirements with respect to grants are not considered met, until all requirements of the 2026 Plan, the grant agreement, and any clawback policy are met and (b) we may offset amounts payable under the 2026 Plan in the event that a participant has an outstanding clawback, recoupment, or forfeiture obligation to us.

Transferability of Awards

Only the grantee may exercise rights under a grant during the grantee’s lifetime. No grant under the 2026 Plan and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution or with respect to grants other than ISOs, pursuant to a domestic relations order.

Notwithstanding the above, the Compensation Committee may provide, in a grant letter, that a grantee may transfer NQSO to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Compensation Committee may determine. In this event, the grantee cannot receive any consideration for the transfer and the transferred NQSO will continue to be subject to the same terms and conditions as were applicable to the NQSO immediately before the transfer.

Participants Outside of the United States

If any individual who receives a grant under the 2026 Plan is subject to taxation in a country other than the United States, the Compensation Committee may make the grant on such terms and conditions as the Compensation Committee deems appropriate to comply with the laws of the applicable country. The Compensation Committee may also create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

Amendment, Waiver and Termination

The 2026 Plan may be amended or terminated by the Board at any time, except that the Board must receive stockholder approval to do so if required to comply with applicable law or with any applicable stock exchange requirements. No amendment or termination to the 2026 Plan or any award may, without the participant’s consent, materially impair the rights of the participant under an outstanding award except as provided in the 2026 Plan.

The 2026 Plan will terminate on the day immediately preceding the tenth anniversary of the Effective Date, unless terminated earlier by the Board or unless the Board, with stockholder approval, extends the term of the 2026 Plan.

Material Federal Income Tax Consequences

The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the 2026 Plan. This discussion is intended for the information of our stockholders considering how to vote at our Annual Meeting and not as tax guidance to individuals who may participate in the 2026 Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign laws.

Options

An optionee generally will not recognize taxable income upon the grant of a NQSO. Rather, at the time of exercise of the NQSO, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of our Common Stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any shares of Common Stock received upon the exercise of a NQSO will be the fair market value of our Common Stock on the date of exercise, and if the shares of Common Stock are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares of Common Stock on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

ISOs are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An ISO must have an option price that is not less than the fair market value of the stock at the time the option is granted and must be exercisable within 10 years from the date of grant. An employee granted an ISO generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an ISO, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares of Common Stock acquired on exercise of an ISO are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the Shares acquired on exercise of an ISO are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise over the option price or (ii) the excess of the amount realized on the sale over the option price. Any additional amount realized will be taxed as capital gain.

Stock Awards

A grantee generally will not be taxed upon the grant of stock awards subject to restrictions but rather will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A grantee’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a grantee may elect to recognize ordinary income at the time the shares of Common Stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Stock Units

In general, the grant of stock units will not result in income for the grantee or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Stock Appreciation Rights

A grantee who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the grantee will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of Common Stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the grantee recognizes as ordinary income. The grantee’s tax basis in any shares received upon exercise of a SAR will be the fair market value of our Common Stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the grantee) depending upon the length of time such shares were held by the grantee.

Other Stock-Based Awards

With respect to other stock-based awards granted under the 2026 Plan, generally when the grantee receives payment with respect to an award, the amount of cash and/or the fair market value of any shares of Common Stock or other property received will be ordinary income to the grantee, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Impact of Section 409A

Section 409A of the Code applies to deferred compensation, which is generally defined as compensation earned currently, the payment of which is deferred to a later taxable year. Grants under the 2026 Plan are intended to be exempt from the requirements of Section 409A of the Code or to satisfy its requirements. An award that is subject to Section 409A of the Code and fails to satisfy its requirements will subject the holder of the award to immediate taxation, interest and an additional 20% tax on the vested amount underlying the award.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows a tax deduction to a publicly held company for compensation in excess of $1 million paid to its “covered employees” which generally includes all named executive officers. While the Compensation Committee considers the tax deductibility of each element of executive compensation as a factor in our overall compensation program, the Compensation Committee retains the discretion to approve compensation that may not qualify for the compensation deduction.

New Plan Benefits

The following table sets forth a stock option award granted by us to our Chief Executive Officer under the 2026 Plan in November 2025, contingent on stockholder approval of the 2026 Plan(the CEO Option Grant). Should stockholder approval of this Proposal 4 not be obtained, the CEO Option Grant will be automatically forfeited.

The CEO Option will have an exercise price of $2.02, which is not less than the closing price of the Common Stock on the date of grant, and will vest in 36 substantially equal monthly installments with a vesting commencement date of November 14, 2025, subject to the grantee’s continued service through the applicable vesting date. The CEO Option will expire on the tenth anniversary of the grant date.

Name and Position	Exercise Price ($)	Number of Stock Options
Justin J. File, CEO, CFO and Secretary	$2.02	455,000

Any other awards under our 2026 Plan will be granted by our Compensation Committee in its discretion, so it is currently not possible to predict the number of Shares that will be granted or who will receive grants under the 2026 Plan after the Annual Meeting, other than the CEO Option.

The last reported sale price of our Common Stock on December 22, 2025 was $1.41 per Share.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE LITE STRATEGY, INC. 2026 STOCK OMNIBUS COMPENSATION PLAN.

ANNEX A

LITE STRATEGY, INC.
2026 STOCK OMNIBUS EQUITY COMPENSATION PLAN

Effective as of February 12, 2026

Section 1.
Purpose

The Lite Strategy, Inc. 2026 Stock Omnibus Equity Compensation Plan (as amended from time to time, the “Plan”), maintained by Lite Strategy, Inc. authorizes the Compensation Committee to provide grants of equity compensation to Advisors, Employees and Non-Employee Directors who are providing services to the Company or its Affiliates and who are in a position to contribute to the long-term success of the Company or its Affiliates. The Plan is intended to encourage those Advisors, Employees and Non-Employee Directors to contribute materially to the welfare and growth of the Company and its Affiliates, and aid in attracting, retaining and motivating Advisors, Employees and Non-Employee Directors of outstanding ability, thereby benefiting the Company’s stockholders, and to align the economic interests of the participants with those of the stockholders.

The Plan is intended to replace the MEI Pharma, Inc. 2008 Stock Omnibus Equity Compensation Plan (the “2008 Plan”). No additional grants shall be made after the Effective Date under the 2008 Plan. Outstanding grants under the 2008 Plan shall continue in effect according to the 2008 Plan.

Section 2.
Definitions

Capitalized terms used herein shall have the meanings set forth in this Section.

(a)
“Advisor” shall mean advisors who render bona fide services to the Company or its subsidiaries where the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.
(b)
“Affiliate” shall mean any Person which is included as a member with the Company in a controlled group of corporations, within the meaning of Code Section 414(b), or which is a trade or business (whether or not incorporated) included with the Company in a group of trades or business under common control, within the meaning of Code Section 414(c); provided, however, that in applying Code Sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Code Section 414(b), the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Code Sections 1563(a)(1), (2) and (3), and in applying Treas. Reg. Section 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code Section 414(c), the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treas. Reg. Section 1.414(c)-2.
(c)
“Board” shall mean the Board of Directors of the Company.
(d)
“Cause” shall have the meaning ascribed thereto in any effective employment or service agreement between the Company or its Affiliates and the Grantee, or if no employment agreement is in effect that contains a definition of cause, then Cause shall mean the Grantee’s (i) commission of a felony or a crime involving moral turpitude, (ii) commission of any act of gross negligence or fraud, (iii) failure, refusal or neglect to substantially perform the Grantee’s duties (other than by reason of a physical or mental impairment) or to implement the directives of the Company, (iv) material violation of any policy of the Company, or (v) engagement in conduct that is materially injurious to the Company, monetarily or otherwise.
(e)
“Change in Control” shall be deemed to have occurred if:
(i)
Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change in Control shall not be deemed to occur as a result of a transaction in which the Company

ANNEX A

becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors.
(ii)
The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Grant constitutes deferred compensation subject to Code Section 409A and the Grant provides for payment upon a Change in Control, then, for purposes of such payment provisions, no Change in Control shall be deemed to have occurred upon an event described in items (i) and (ii) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

(f)
“Clawback Policy” shall mean any applicable clawback policy approved by the Board or Compensation Committee, as in effect from time to time, whether approved before or after the award of a Grant.
(g)
“Code” shall mean the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.
(h)
“Company” shall mean Lite Strategy, Inc., a corporation organized under the laws of the State of Delaware, and any successor corporation.
(i)
“Compensation Committee” shall mean the members of the Board appointed by the Board to serve as the Compensation Committee with responsibility for the administration of the Plan, or if no such members of the Board are appointed, then the Compensation Committee shall consist of all of the members of the Board. In any case, the Board shall approve and administer all grants made to Non-Employee Directors. The members of the Board appointed to serve as the Compensation Committee, if applicable, should consist of two or more Persons who are “non-employee directors” as defined under Rule 16b-3 under the Exchange Act. To the extent that the Board or a subcommittee administers the Plan, references in the Plan to the “Compensation Committee” shall be deemed to refer to the Board or such subcommittee.
(j)
“Disability” or “Disabled” shall mean a Grantee’s becoming disabled within the meaning of Code Section 22(e)(3), unless otherwise provided in a Grant Letter.
(k)
“Dividend Equivalent” means an amount determined by multiplying the number of Shares subject to a Stock Unit or Other Stock-Based Award by the per-Share cash dividend paid by the Company on its outstanding common stock, or the per-Share Fair Market Value of any dividend paid on its outstanding common stock in consideration other than cash.
(l)
“Effective Date” means the date the Plan is approved by the Company’s stockholders.
(m)
“Employee” shall mean any employee of the Company or its Affiliates, but excluding any person who is classified by the Company or its Affiliates, as applicable, as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Compensation Committee determines otherwise.
(n)
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

ANNEX A

(o)
“Exercise Price” shall mean the purchase price of a Share subject to an Option, which shall not be less than the Fair Market Value of a Share as of the date an Option is granted.
(p)
“Fair Market Value” of a Share on any given date shall mean (i) if the principal trading market for the Shares is a national securities exchange, the last reported sale price during regular trading hours thereof of a Share on the relevant date or (if there were no trades on that date) the last reported sales price during regular trading hours on the latest preceding date upon which a sale was reported, (ii) if the Shares are not principally traded on such exchange, the mean between the last reported “bid” and “asked” prices of a Share during regular trading hours on the relevant date, as reported on the OTC Bulletin Board, or (iii) if the Shares are not publicly traded or, if publicly traded, are not so reported, the Fair Market Value per share shall be as determined by the Compensation Committee pursuant to any reasonable valuation method authorized under the Code.
(q)
“Grant” shall mean a grant of Options, SARs, Stock Awards, Stock Units or Other Stock-Based Awards.
(r)
“Grant Letter” shall mean a letter, certificate or other agreement accepted by the Grantee (which may also be in electronic form), evidencing the making of a Grant hereunder and containing such terms and conditions, not inconsistent with the express provisions of the Plan, as the Compensation Committee shall approve.
(s)
“Grantee” shall mean an Advisor, Employee or Non-Employee Director made a Grant under the Plan.
(t)
“ISO” shall mean any Option or portion thereof that meets the requirements of an incentive stock option under Code Section 422 and that is designated by the Compensation Committee to be an ISO.
(u)
“Non-Employee Director” shall mean a member of the Board who is not an Employee.
(v)
“Nonqualified Option” shall mean any Option or portion thereof that is not an ISO.
(w)
“Options” shall refer to stock options as described in Section 5.
(x)
“Other Stock-Based Award” shall mean any Grant based on, measured by or payable in Shares (other than those described in Sections 5, 6, 7 and 8 of the Plan), as described in Section 9.
(y)
“Performance Goals” shall mean objectively determinable performance goals that may be based on one or more of the following criteria or such other criteria as the Compensation Committee determines: stock price, earnings per share, net earnings, operating earnings, earnings before income taxes, EBITDA (earnings before income tax expense, interest expense, and depreciation and amortization expense), return on assets, shareholder return, return on equity, appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; improvement in or attainment of expense levels or working capital levels, including cash, general and administrative expense savings; year-end cash; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); financing and other capital raising transactions (including sales of the Company’s equity or debt securities); sales or licenses of the Company’s assets (including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, acquisitions and divestitures, or such other criteria as the Compensation Committee determines. The business criteria may relate to the performance of the Company, or the performance of a parent company, a subsidiary, business segment of the Company, or based upon performance relative to performance of other companies or upon comparisons or any of the indicators of performance relative to performance of other companies, or any combination of the foregoing. Any performance goals that are financial metrics, may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. The Compensation Committee may provide for exclusion of the impact of an event or occurrence which the Compensation Committee determines should

ANNEX A

appropriately be excluded, including (A) restructurings, discontinued operations, and other unusual, infrequently occurring or non-recurring charges, (B) an event either not directly related to the operations of the Company, Company subsidiary, division, business segment or business unit or not within the reasonable control of management, or (C) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.
(z)
“Person” shall mean an individual, partnership, corporation, limited liability company or partnership, trust, unincorporated organization, joint venture, government (or agency or political subdivision thereof) or any other entity of any kind.
(aa)
“SAR” shall mean a stock appreciation right with respect to a Share.
(bb)
“Share” shall mean a share of common stock of the Company, par value 0.00000002 per share.
(cc)
“Stock Award” shall mean an award of Shares, with or without restrictions.
(dd)
“Stock Unit” shall mean a unit that represents a hypothetical Share.
(ee)
“Substitute Awards” shall mean Grants made or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines.
Section 3.
Shares Available under the Plan
(a)
Shares Authorized. Subject to adjustments as provided in Sections 3(b) and 12 below, the total aggregate number of Shares that may be issued or transferred under the Plan shall be (i) 2,000,000 Shares, plus (ii) the number of Shares reserved for issuance under the 2008 Plan that remain available for grant under the 2008 Plan as of the Effective Date, plus (iii) the number of Shares underlying any outstanding award granted under the 2008 Plan that, following the Effective Date, expires, or is terminated, surrendered, cancelled or forfeited for any reason without issuance of such Shares. Subject to adjustment as described below, a maximum of 2,000,000 Shares may be subject to ISOs granted under the Plan.
(b)
Share Counting.
(i)
Any Shares issued or transferred hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.
(ii)
If and to the extent any Grants under the Plan, or any outstanding Grants under the 2008 Plan as of the Effective Date, terminate, expire, or are canceled, forfeited, terminated, exchanged or surrendered without having been exercised or otherwise not paid in full, the Shares reserved for such Grants shall be available for purposes of the Plan.
(iii)
Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares that may be subject to Grants under the Plan: (A) Shares tendered by the Grantee or withheld by the Company in payment of the Exercise Price of an Option, (B) Shares tendered by the Grantee or withheld by the Company to satisfy any tax withholding obligation with respect to Grant, and (C) Shares reacquired by the Company on the open market with the proceeds of the Exercise Price of Options. If SARs are granted and subsequently exercised, the full number of Shares subject to the SARs shall be considered issued or transferred under the Plan, without regard to the number of Shares issued or transferred upon settlement of the SARs and without regard to any cash settlement of the SARs. To the extent any Grants are paid in cash, and not in Shares, any Shares previously subject to such Grants shall again be available for issuance or transfer under the Plan.

ANNEX A

(c)
Substitute Awards. Subject to applicable stock exchange listing rules and Code requirements, Substitute Awards shall not reduce the Shares authorized for grant under the Plan, nor shall Shares subject to a Substitute Award be added to the Shares available for issuance or transfer under the Plan as provided in Sections 3(a) and (b) above. Additionally, in the event that a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Grants under the Plan and shall not reduce the Shares authorized for Grants under the Plan (and Shares subject to such Grants shall not be added to the Shares available for Grants under the Plan as provided in Sections 3(a) and (b) above); provided that Grants using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or directors prior to such acquisition or combination. Notwithstanding the foregoing, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options that are intended be ISOs shall be counted against the aggregate number of Shares available for the grant of ISOs under the Plan.
(d)
Individual Limits on Grants to Non-Employee Directors. The aggregate grant date value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Grants granted to any Non-Employee Director during any single calendar year for services provided as a Non-Employee Director, plus all cash payments paid or payable to such director for services provided as a Non-Employee Director during such year (including but not limited to annual retainer and similar fees) shall not exceed $400,000.
Section 4.
Administration of the Plan
(a)
Authority of the Compensation Committee. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:
(i)
to select the Advisors, Employees and Non-Employee Directors to whom Grants may be made;
(ii)
to determine the number of Shares subject to each such Grant;
(iii)
to determine the terms and conditions of any Grant made under the Plan;
(iv)
to determine whether to accelerate the exercisability of any or all applicable outstanding Grants at any time for any reason;
(v)
to determine the restrictions or conditions related to the delivery, holding and disposition of Shares acquired pursuant to a Grant;
(vi)
to prescribe the form of each Grant Letter;
(vii)
to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Compensation Committee may deem necessary or advisable to administer the Plan;
(viii)
to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Grant, Grant Letter or other instrument hereunder; and
(ix)
to make all other decisions and determinations as may be required under the terms of the Plan or as the Compensation Committee may deem necessary or advisable for the administration of the Plan.

ANNEX A

All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Compensation Committee shall be final and binding on the Grantee, the Grantee’s beneficiaries and any other Person having or claiming an interest under such Grant.

(b)
Manner of Exercise of Compensation Committee Authority. Any action of the Compensation Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, its Affiliates, Grantees, or any Person claiming any rights under the Plan from or through any Grantee, except to the extent the Compensation Committee may subsequently modify, or take further action not inconsistent with, its prior action. If not specified in the Plan, the time at which the Compensation Committee must or may make any determination shall be determined by the Compensation Committee, and any such determination may thereafter be modified by the Compensation Committee. The express grant of any specific power to the Compensation Committee, and the taking of any action by the Compensation Committee, shall not be construed as limiting any power or authority of the Compensation Committee.
(c)
Delegation of Authority. The Compensation Committee may delegate to officers or managers of the Company or any Affiliate of the Company the authority, subject to such terms as the Compensation Committee shall determine, to perform such functions as the Compensation Committee may determine, with respect to Grants to Employees or Advisors who are not executive officers or directors subject to the requirements of Section 16 of the Exchange Act, to the extent permitted under applicable law and subject to applicable stock exchange requirements.
(d)
Limitation of Liability. Each member of the Compensation Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to such member by any officer or other employee of the Company or any of its Affiliates, the Company’s independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. To the fullest extent permitted by applicable law, no member of the Compensation Committee, nor any officer or employee of the Company acting on behalf of the Compensation Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Compensation Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.
Section 5.
Options

The Compensation Committee may grant Options to an Employee, Advisor or Non-Employee Director upon such terms as the Compensation Committee deems appropriate. The following provisions are applicable to Options:

(a)
Number of Shares. The Compensation Committee shall determine the number of Shares that will be subject to each Grant of Options to an Employee, Advisor or Non-Employee Director.
(b)
Type of Option and Price.
(i)
The Compensation Committee may grant ISOs or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. ISOs may be granted only to Employees of the Company or its parent or subsidiary corporations, as defined in Code Section 424. Nonqualified Options may be granted to Employees, Advisors or Non-Employee Directors.
(ii)
The Exercise Price of Shares subject to an Option shall be determined by the Compensation Committee and may be equal to or greater than the Fair Market Value of a Share on the date the Option is granted. However, an ISO may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Code Section 424, unless the Exercise Price per Share is not less than 110% of the Fair Market Value of a Share on the date of grant.

ANNEX A

(c)
Limits on Incentive Stock Options. Each ISO shall provide that, if the aggregate Fair Market Value of the Shares on the date of the grant with respect to which ISOs are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary of the Company, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Option.
(d)
Option Term. The Compensation Committee shall determine the term of each Option. Notwithstanding the foregoing, the term of any Option shall not exceed ten years from the date of grant. However, an ISO that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in Code Section 424, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an ISO) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, to the extent permitted under Code Section 409A.
(e)
Requirement of Employment or Service. Except as provided in a Grant Letter, an Option may only be exercised while the Grantee is employed by, or providing services to, the Company or any Affiliate. The Compensation Committee shall determine in the Grant Letter under what circumstances and during what time periods a Grantee may exercise an Option after termination of employment or service. For purposes of the Plan, employment or service with the Company and any Affiliate shall mean employment or service as an Employee, Advisor or Non-Employee Director (so that, for purposes of exercising Options, a Grantee shall not be considered to have terminated the Grantee’s employment or service until the Grantee ceases to be an Employee, Advisor and Non-Employee Director), unless the Compensation Committee determines otherwise.
(f)
Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions as may be determined by the Compensation Committee and specified in the Grant Letter. Only the vested portion of any Option may be exercised.
(g)
Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Compensation Committee (i) in cash or check, (ii) unless the Compensation Committee determines otherwise, by delivering Shares owned by the Grantee and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Compensation Committee) to ownership of Shares having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Compensation Committee, by withholding Shares subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Compensation Committee may approve. Shares used to exercise an Option shall have been held by the Grantee for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the Shares to be issued or transferred pursuant to the Option, and any applicable withholding taxes, must be received by the Company by the time specified by the Compensation Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such Shares.
(h)
Automatic Exercise. Notwithstanding the foregoing, a Grant Letter may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the Exercise Price per Share, the Grantee has not exercised the Option (or a tandem SAR, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Grantee on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Grantee the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total Exercise Price and applicable withholding taxes; provided, however, any fractional Share shall be settled in cash.
(i)
Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at

ANNEX A

least six months after the date of grant (except that such Options may become exercisable, as determined by the Compensation Committee, upon the Grantee’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).
Section 6.
Stock Awards

The Compensation Committee may issue or transfer Shares to an Employee, Advisor or Non-Employee Director under a Stock Award, upon such terms as the Compensation Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a)
General Requirements. Shares issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Compensation Committee. The Compensation Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Compensation Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific Performance Goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Letter as the “Restriction Period.”
(b)
Number of Shares. The Compensation Committee shall determine the number of Shares to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such Shares.
(c)
Requirement of Employment or Service. If the Grantee is no longer employed by or providing services to the Company or any Affiliate during a period designated in the Grant Letter as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all Shares covered by the Grant as to which the restrictions have not lapsed, and those Shares must be immediately returned to the Company. The Compensation Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)
Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the Shares of a Stock Award except under Section 13(b) below. Unless otherwise determined by the Compensation Committee, the Company will retain possession of certificates for Shares of Stock Awards until all restrictions on such Shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the Shares subject to restrictions when all restrictions on such Shares have lapsed. The Compensation Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such Shares have lapsed.
(e)
Right to Vote and to Receive Dividends. Unless the Compensation Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote Shares of Stock Awards and to receive any dividends or other distributions paid on such Shares, subject to any restrictions deemed appropriate by the Compensation Committee, including, without limitation, the achievement of specific Performance Goals. Notwithstanding the provisions of this Section, any cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any unvested Stock Award shall either (i) not be paid or credited or (ii) be accumulated and subject to restrictions and risk of forfeiture to the same extent as the Shares underlying the Stock Award with respect to which such cash, stock or other property has been distributed and shall not be paid unless and until the time such restrictions and risk of forfeiture lapse.
(f)
Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Compensation Committee. Notwithstanding the foregoing, the Compensation Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

ANNEX A

Section 7.
Stock Units

The Compensation Committee may grant Stock Units, each of which shall represent one hypothetical Share, to an Employee, Advisor or Non-Employee Director, upon such terms and conditions as the Compensation Committee deems appropriate. The following provisions are applicable to Stock Units:

(a)
Crediting of Units. Each Stock Unit shall represent the right of the Grantee to receive a Share or an amount of cash based on the value of a Share, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.
(b)
Terms of Stock Units. The Compensation Committee may grant Stock Units that are payable if specified Performance Goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Compensation Committee. The Compensation Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c)
Requirement of Employment or Service. If the Grantee is no longer employed by or providing services to the Company or any Affiliate prior to the vesting of Stock Units, or if other conditions established by the Compensation Committee are not met, the Grantee’s Stock Units shall be forfeited. The Compensation Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)
Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Shares or any combination of the foregoing, as the Compensation Committee shall determine.
Section 8.
Stock Appreciation Rights

The Compensation Committee may grant SARs to an Employee, Advisor, or Non‑Employee Director separately or in tandem with any Option. The following provisions are applicable to SARs:

(a)
General Requirements. The Compensation Committee may grant SARs to an Employee, Advisor or Non-Employee Director separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an ISO, SARs may be granted only at the time of the grant of the ISO. The Compensation Committee shall establish the base amount of the SAR at the time the SAR is granted, which shall be equal to or greater than the Fair Market Value of a Share as of the date of grant of the SAR.
(b)
Term. No SAR shall have a term that is greater than ten years. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR (x) the exercise of the SAR is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, to the extent permitted under Code Section 409A.
(c)
Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of Shares that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Shares covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of Shares.
(d)
Exercisability. An SAR shall be exercisable during the period specified by the Compensation Committee in the Grant Letter and shall be subject to such vesting and other restrictions as may be specified in the Grant Letter. SARs may only be exercised while the Grantee is employed by or providing services to the Company or Affiliate or during the applicable period after termination of employment or service as specified by the Compensation Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

ANNEX A

(e)
Automatic Exercise. A Grant Letter may provide that if on the last day of the term of a SAR the Fair Market Value of a Share exceeds the base amount per Share of the SAR, the Grantee has not exercised the SAR or the tandem Option (if applicable), and the SAR has not otherwise expired, the SAR shall be deemed to have been exercised by the Grantee on such day. In such event, the Company shall make payment to the Grantee in accordance with this Section, reduced by the number of Shares (or cash) for applicable withholding taxes; any fractional Share shall be settled in cash.
(f)
Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Compensation Committee, upon the Grantee’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).
(g)
Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Share on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection 8(a) above.
(h)
Form of Payment. The appreciation in a SAR shall be paid in Shares, cash or any combination of the foregoing, as the Compensation Committee shall determine. For purposes of calculating the number of Shares to be received, Shares shall be valued at their Fair Market Value on the date of exercise of the SAR.
Section 9.
Other Stock-Based Awards

The Compensation Committee may grant Other Stock-Based Awards to any Employee, Advisor or Non-Employee Director, on such terms and conditions as the Compensation Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of Performance Goals or other conditions and may be payable in cash, Shares or any combination of the foregoing, as the Compensation Committee shall determine.

Section 10.
Dividend Equivalents

The Compensation Committee may grant Dividend Equivalents in connection Stock Units or Other Stock-Based Awards. No Dividend Equivalents or dividends may be granted in connection with Options or SARs. Dividend Equivalents may be accrued as contingent cash obligations and may be payable in cash or Shares, and upon such terms as the Compensation Committee may establish, including, without limitation, the achievement of specific Performance Goals. Notwithstanding the foregoing, any Dividend Equivalents granted in connection with unvested Stock Units or Other Stock-Based Awards shall be payable only if and to the extent the underlying Stock Units or Other Stock-Based Awards are payable, as determined by the Compensation Committee.

Section 11.
Deferrals

The Compensation Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Grantee in connection with any Stock Units or Other Stock-Based Awards. If any such deferral election is permitted or required, the Compensation Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of Code Section 409A.

Section 12.
Adjustment Upon Changes in Capitalization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange or issuance of Shares or other securities, any stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property other than a regular cash dividend), liquidation, dissolution, or other similar transactions or events, affects the Shares or the value thereof,

ANNEX A

then the Compensation Committee shall make such adjustment, in such manner as the Compensation Committee deems appropriate, in order to prevent dilution or enlargement of the rights of Grantees under the Plan, including adjustment in (i) the number and kind of Shares deemed to be available thereafter for Grants under Section 3, (ii) the number and kind of Shares that may be delivered or deliverable in respect of outstanding Grants, and (iii) the price per Share or the applicable market value of such Grants. In addition, the Compensation Committee shall make such adjustments as are appropriate in the terms and conditions of, and the criteria included in, Grants (including, without limitation, cancellation of Grants in exchange for the in-the-money value, if any, of the vested portion thereof, cancellation of unvested Grants for no consideration, cancellation of out-of-the-money Grants for no consideration, substitution of Grants using securities of a successor or other entity, acceleration of the time that Grants expire, or adjustment of performance targets) in recognition of unusual or nonrecurring events (including, without limitation, a Change in Control or an event described in the preceding sentence) affecting the Company or any Affiliate of the Company or the financial statements of the Company or any Affiliate of the Company, or in response to changes in applicable laws, regulations or accounting principles. Any adjustments to outstanding Grants shall be consistent with Code Sections 409A or 424, to the extent applicable. Any adjustments determined by the Compensation Committee shall be final, binding and conclusive.

Section 13.
Restrictions on Shares.
(a)
Restrictions on Issuing Shares. No Shares shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Compensation Committee. The Compensation Committee shall have the right to condition any Grant on the Grantee’s undertaking in writing to comply with such restrictions on any subsequent disposition of the Shares issued or transferred thereunder as the Compensation Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof.
(b)
Transfer Restrictions.
(i)
Non transferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. No Grant under the Plan and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except (A) by will or by the laws of descent and distribution or (B) with respect to Grants other than ISOs, pursuant to a domestic relations order. When a Grantee dies, the personal representative or other Person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.
(ii)
Transfer of Nonqualified Stock Options. Notwithstanding (i) above, the Compensation Committee may provide, in a Grant Letter, that a Grantee may transfer Nonqualified Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Compensation Committee may determine; provided that the Grantee receives no consideration for the transfer of the Nonqualified Option and the transferred Nonqualified Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Option immediately before the transfer.
(c)
ISO Notice. A Grantee shall notify the Company of any disposition of Shares acquired upon exercise of an ISO if such disposition occurs within one year of the date of such exercise or within two years of the date of grant of such ISO. The Company may impose such procedures as it determines may be necessary to ensure that such notification is made.
(d)
Requirements for Issuance or Transfer of Shares. No Shares shall be issued or transferred in connection with any Grant made hereunder unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Compensation Committee. The Compensation Committee shall have the right to condition any Grant on the Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the Shares as the Compensation Committee shall deem necessary

ANNEX A

or advisable, and certificates representing such Shares may be legended to reflect any such restrictions. Certificates representing Shares issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Compensation Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.
Section 14.
Withholding of Taxes.
(a)
Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state, local and non-US tax withholding requirements. The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company or an Affiliate the amount of any federal, state or local taxes that the Company or Affiliate is required to withhold with respect to such Grants, or the Company or Affiliate may deduct from other wages paid by the Company or Affiliate the amount of any withholding taxes due with respect to such Grants, or the Company or Affiliate may take such other action as the Compensation Committee may deem advisable to enable the Company or Affiliate to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Grant.
(b)
Election to Withhold Shares. If the Compensation Committee so permits, shares may be withheld to satisfy the Company’s tax withholding obligation with respect to Grants paid in Shares, at the time such Grants become taxable, up to an amount that does not exceed the applicable withholding tax rate for federal (including FICA), state, local and non-US tax liabilities. The Compensation Committee may, in its discretion, and subject to such rules as the Compensation Committee may adopt, allow Grantees to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Grant.
Section 15.
Consequences of a Change in Control.

The Compensation Committee may provide in a Grant Letter terms under which Grants may vest and, as applicable, be exercisable or payable in the event of a Grantee’s termination of employment or service with the Company and any Affiliate in connection with, upon or within a specified time period after a Change of Control, or other terms as the Compensation Committee deems appropriate. In addition, in the event of a Change in Control, the Compensation Committee may take one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Grantee: the Compensation Committee may (i) require that Grantees surrender their outstanding vested Options and SARs in exchange for one or more payments by the Company, in cash or Shares as determined by the Compensation Committee, in an amount equal to the amount by which the then Fair Market Value of the Shares subject to the Grantee’s unexercised, vested Options and SARs exceeds the Exercise Price of the vested Options or the base amount of the vested SARs, as applicable, (ii) provide for the cancellation of unvested Grants for no consideration, (iii) provide for the cancellation of out-of-the-money Grants for no consideration, (iv) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Compensation Committee deems appropriate, or (v) determine that outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change in Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such assumption, replacement, surrender, cancellation or termination shall take place as of the date of the Change in Control or such other date as the Compensation Committee may specify (subject to consummation of the Change in Control) and the Grantee agrees to take all necessary and desirable actions in connection with the consummation of the Change in Control as the Compensation Committee determines, including the execution of such agreements and such instruments and other actions reasonably necessary to provide appropriate representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements, releases and other provisions and agreements related to the Change in Control.

Section 16.
General Provisions
(a)
Grant Letter. Each Grant shall be evidenced by a Grant Letter. The terms and provisions of such Grant Letters may vary among Grantees and among different Grants made to the same Grantee.

ANNEX A

(b)
No Right to Employment. The making of a Grant in any year shall not give the Grantee any right to similar grants in future years, any right to continue such Grantee’s employment relationship with the Company or its Affiliates, or, until Shares are issued, any rights as a stockholder of the Company. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect. For purposes of the Plan, a sale of any Affiliate of the Company with which a Grantee is employed or provides services shall be treated as the termination of such Grantee’s employment or service, unless the Grantee shall otherwise continue to provide services to the Company or another subsidiary of the Company as an employee or director.
(c)
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Grant, unless the Compensation Committee determines otherwise. Except as otherwise provided under the Plan, the Compensation Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
(d)
No Funding. No Grantee, and no beneficiary or other Persons claiming under or through the Grantee, shall have any right, title or interest by reason of any Option to any particular assets of the Company or Affiliates of the Company, or any Shares allocated or reserved for the purposes of the Plan or subject to any Grant except as set forth herein. The Company shall not be required to establish any fund or make any other segregation of assets to assure satisfaction of the Company’s obligations under the Plan.
(e)
Governing Law; Jurisdiction. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. To the extent the Grantee is a party to an employment agreement with the Company or any of its subsidiaries that provides for binding arbitration of employment disputes, then any disputes between the Company and such Grantee arising under the Plan shall be arbitrated in accordance with the procedures set forth in such employment agreement.
(f)
Compliance with Law.
(i)
The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer Shares under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to Persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.
(ii)
In addition, it is the intent of the Company that ISOs comply with the applicable provisions of Code Section 422 and that, to the extent applicable, Grants be exempt from or comply with the requirements of Code Section 409A. To the extent that any legal requirement of Section 16 of the Exchange Act or Code Sections 422 or 409A as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Code Sections 422 or 409A, that Plan provision shall cease to apply.
(iii)
Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of Code Section 409A or (B) satisfies the requirements of Code Section 409A. If a Grant is subject to Code Section 409A, (I) distributions shall only be made in a manner and upon an event permitted under Code Section 409A, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Code Section 409A, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Code Section 409A, and (IV) in no event shall a Grantee, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Code Section 409A.
(iv)
Any Grant that is subject to Code Section 409A and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Grantee’s separation from service, if required

ANNEX A

by Code Section 409A. If a distribution is delayed pursuant to Code Section 409A, the distribution shall be paid within 15 days after the end of the six-month period. If the Grantee dies during such six-month period, any postponed amounts shall be paid within 90 days of the Grantee’s death. The determination and identification of “Key Employees”, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Compensation Committee or its delegate each year in accordance with Code Section 416(i) and the “specified employee” requirements of Code Section 409A.
(v)
The Compensation Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Compensation Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Compensation Committee may, in its sole discretion, agree to limit its authority under this Section. Notwithstanding the foregoing, the Compensation Committee makes no representation that the Grants awarded under the Plan shall be exempt from or comply with Code Section 409A and makes no undertaking to preclude Code Section 409A from applying to Grants awarded under the Plan.
(g)
Grants made in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Compensation Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Compensation Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for awards made by such corporation. Notwithstanding anything in the Plan to the contrary, the Compensation Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options at a price necessary to retain for the Grantee the same economic value as the prior options.
(h)
Application of Company Policies. All Grants under the Plan are subject to the applicable share trading policies, Clawback Policies and other policies that may be approved or implemented by the Board or the Compensation Committee from time to time. To the extent permitted by applicable law, including without limitation Code Section 409A, all amounts payable under the Plan are subject to offset in the event that a Grantee has an outstanding clawback, recoupment or forfeiture obligation to the Company under the terms of any applicable Clawback Policy. Grants are not considered earned, and the eligibility requirements with respect to Grants are not considered met, until all requirements of the Grant Letter, the Plan and any Clawback Policy are met. In the event of a clawback, recoupment or forfeiture event under an applicable Clawback Policy, the amount required to be clawed back, recouped or forfeited pursuant to such policy shall be deemed not to have been earned under the terms of the Plan, and the Company shall be entitled to recover from the Grantee the amount specified under the Clawback Policy to be clawed back, recouped or forfeited (which amount, as applicable, shall be deemed an advance that remained subject to the Grantee satisfying all eligibility conditions for earning the Grant).
(i)
Employees Subject to Taxation outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Compensation Committee may make Grants on such terms and conditions as the Compensation Committee deems appropriate to comply with the laws of the applicable countries, and the Compensation Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.
Section 17.
Amendment or Termination.
(a)
Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law (including Rule 16b-3 under the Exchange Act), or to comply with applicable stock exchange requirements.
(b)
No Repricing Without Stockholder Approval. Notwithstanding anything in the Plan to the contrary, and other than pursuant to Section 12, the Compensation Committee shall not without the approval of the Company’s

ANNEX A

stockholders (a) lower the Exercise Price per Share of an Option (or grant price of a SAR) after it is granted, (b) cancel an Option or SAR in exchange for an Option or SAR with a lower Exercise Price or base price, as applicable, cash or another Grant (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.
(c)
Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of the Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders; provided, however, in no event may an ISO be granted more than ten years after the date of the adoption of the Plan by the Board.
(d)
Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Compensation Committee acts under Section 16(f) above. The termination of the Plan shall not impair the power and authority of the Compensation Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 16(f) above or may be amended by agreement of the Company and the Grantee consistent with the Plan.

Lite Strategy, Inc.

VOTE

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

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Form of Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

Nominee	For	Withhold
01 - Justin J. File	☐	☐
02 - Joshua Riezman	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

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The 2026 Annual Meeting of Lite Strategy, Inc. will be held on
Thursday, February 12th, 2026, 9:00 AM PT, virtually via the internet at meetnow.global/MGMFQR2.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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Proxy — Lite Strategy, Inc.

FORM OF PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING FEBRUARY 12, 2026

Please sign, date and return promptly in the enclosed envelope.

The undersigned hereby appoints Justin J. File as proxy, with full power of substitution, for and on behalf of the undersigned to vote as proxy, as directed and permitted herein, to vote your shares of Lite Strategy, Inc. Common Stock at the Annual Meeting of Stockholders of Lite Strategy, Inc. to be held on February 12, 2026, at 9:00 a.m. (Pacific Time) virtually, and at any adjournments thereof upon matters set forth in the Proxy Statement, and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed on the reverse hereof by the stockholder. **IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED AND "FOR" PROPOSALS 2, 3 AND 4.**

NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting.

Each of the foregoing proposals is more fully described in the accompanying proxy statement.

C Non-Voting Items

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